         SEMI-ANNUAL REPORT
      ------------------------------------------------------
         February 28, 1998




               NEUBERGER&BERMAN
               EQUITY TRUST-Registered Trademark-

         Neuberger&Berman
               FOCUS TRUST

         Neuberger&Berman
               GENESIS TRUST

         Neuberger&Berman
               GUARDIAN TRUST

         Neuberger&Berman
               MANHATTAN TRUST

         Neuberger&Berman
               PARTNERS TRUST


               EQUITY ASSETS-SM-

         Neuberger&Berman
               SOCIALLY RESPONSIVE TRUST

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER                              A-4

    PORTFOLIO COMMENTARY
Focus Trust                                        A-5
Genesis Trust                                      A-8
Guardian Trust                                    A-12
Manhattan Trust                                   A-15
Partners Trust                                    A-18
Socially Responsive Trust                         A-21

    PERFORMANCE HIGHLIGHTS                         B-1

    FINANCIAL STATEMENTS                           B-2

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Trust                                       B-13
Genesis Trust                                     B-14
Guardian Trust                                    B-15
Manhattan Trust                                   B-16
Partners Trust                                    B-17
Socially Responsive Trust                         B-18

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                                   B-22
Genesis Portfolio                                 B-24
Guardian Portfolio                                B-29
Manhattan Portfolio                               B-32
Partners Portfolio                                B-34
Socially Responsive Portfolio                     B-37

    FINANCIAL STATEMENTS                          B-42

    FINANCIAL HIGHLIGHTS
Focus Portfolio                                   B-56
Genesis Portfolio                                 B-57
Guardian Portfolio                                B-58
Manhattan Portfolio                               B-59
Partners Portfolio                                B-60
Socially Responsive Portfolio                     B-61

    OTHER INFORMATION
Directory/Officers and Trustees                    C-1

CHAIRMAN'S LETTER                                                 April 17, 1998

Dear Fellow Shareholder,
  At the end of this semi-annual reporting period (February 28, 1998), the major market indices stood at record levels. However, the preceding six months have not been easy. The Asian currency crisis that surfaced in mid-summer caused considerable damage to a number of sectors of the domestic equities market in late 1997. In what we viewed as a classic Wall Street "shoot first and ask questions later" response, technology stocks were among the casualties. Neuberger&Berman portfolio managers were faced with a classic investment dilemma -- think short term and retreat, or hold their ground in sectors and individual stocks they believed to have outstanding long-term performance potential. I'm proud to say, they chose the latter option, and so far in early 1998, were rewarded for their persistence.
  In today's volatile equity markets, investors' patience and discipline is tested on a daily basis. Experienced investors realize that the prospect for superior long-term returns is diminished by overreaction to short-term events. At Neuberger&Berman, we pride ourselves on being farsighted. We are not influenced by emotion or market fads and fashion. We strive to be coldly analytical and focus on where we think a stock will be in three years, not three months. We believe if we can successfully ignore the market's constant static and focus on the long-term fundamental message, we will achieve our goal of providing shareholders solid long-term returns.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Trust

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Trust

   THE MANAGEMENT TEAM OF KENT SIMONS AND KEVIN RISEN EMPLOY A SECTOR-SPECIFIC APPROACH TO SHAPING THE PORTFOLIO. FIRST, THEY IDENTIFY SIX ECONOMIC SECTORS (OUT OF A POSSIBLE 13) THEY BELIEVE TO BE MOST UNDERVALUED. THEY THEN FOCUS ON WELL-MANAGED, FINANCIALLY SOUND INDUSTRY LEADERS IN EACH CHOSEN ECONOMIC SECTOR. THE PORTFOLIO MANAGEMENT TEAM FAVORS COMPANIES WITH ABOVE MARKET AVERAGE EARNINGS GROWTH POTENTIAL TRADING AT BELOW MARKET AVERAGE PRICE/ EARNINGS MULTIPLES.

  For the six months ending February 28, 1998, the fund returned 9.06% versus the Standard & Poor's 500 Index's 17.64% gain (see page B-1 for average annual total returns through March 31, 1998).*
  Over this six-month reporting period, our financial holdings, particularly mortgage lenders and insurance stocks, performed quite well. The portfolio's retail and auto stocks also contributed to returns. Our technology and healthcare stocks (primarily HMOs) restrained performance.
  Quoting from our 1997 Annual Report letter, "One of the premises of value investing is that over the long term, the stock market is a rational animal and that stock prices will ultimately reflect the underlying economic value of companies. Over the short term, the market and individual stock prices are influenced by investor emotion, fad, fashion and momentum." In our opinion, emotion carried the day in calendar fourth quarter 1997. When Asian currencies began toppling like dominoes last fall, investors bailed out of stocks of American companies with exposure to Far Eastern markets. Technology stocks were particularly hard hit.
  We can't say we anticipated the Asian currency crisis. However, when Asian currency problems began surfacing in late summer/early fall, we took a hard look at our technology holdings, trying to gauge the impact Asian economic problems would have on earnings. We concluded that barring a real doomsday scenario in which Korea crashed taking Japan and China down with it, in most cases, any earnings problems would be short-lived. We then had a choice. We could think

----------------------------------------------------------------------
          Focus Trust (Cont'd)
short term and sell stocks we viewed as exceptional long-term fundamental bargains or we could stand pat and weather the storm. We chose the latter option and while the portfolio took on some water in late 1997, the ship righted itself in early 1998, and progressed at a steady pace propelled in part by a technology stock recovery. We believe our decision will be further justified in the year ahead.
  In a related issue, today's extreme market volatility is a cross investors may have to bear for the foreseeable future. Business values rarely change as rapidly as stock prices, even in more stable markets. This can be a blessing -- value investors like us depend on inefficient pricing for opportunities. It can also be a curse when a portfolio holding declines 10%, 15% and even 25% in a day following a very modest earnings shortfall. We have and probably will continue to periodically suffer from such silliness. This will not turn us into day traders. To paraphrase Warren Buffett, short term (and it seems to be getting shorter by the day), the market is a voting machine, but longer term, it is a weighing machine. We will continue to weigh the long-term fundamental merits of companies such as the following.
  Chase Manhattan stock declined along with the other money center banks as investors responded to Asian currency turmoil. It then came roaring back as investors appeared to collectively realize that the impact of Asian economic problems would likely be minimal. With the merger with Chemical Bank in 1996, Chase Manhattan is now the largest bank holding company in the U.S. The integration of the merged companies is well along and Chase is now prepared to concentrate on growing revenues and earnings. Chase has a nice balance between global wholesale banking (investment banking, financial advisory, trading and investment services) and domestic consumer banking. It is also now the third largest credit card issuer in the U.S. Management has some ambitious, but in our opinion, achievable goals for the company, including 15% operating earnings growth and a return on equity of 18% or higher in 1998. Wall Street appears under-whelmed by Chase as is evidenced by its well below market average P/E. However, companies like Citicorp

----------------------------------------------------------------------
          Focus Trust (Cont'd)
and Merrill Lynch view Chase as a very strong competitor. We agree. We reserve the right to change our opinion on Chase without notice if fundamentals warrant it. However, at present, we view it as a real value.
  The preceding six months has tested our patience and discipline. We have persevered and are encouraged by the portfolio's rapid comeback after a very tough start. Our value-oriented approach is validated in our long-term performance record. We believe it will continue to serve our shareholders well.

Sincerely,

/s/ Kent Simons      /s/ Kevin Risen

Kent Simons and Kevin Risen
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the portfolio are subject to change. No single holding of the portfolio makes up more than a small fraction of the portfolio's total assets. Prior to November 1, 1991, the investment policies of the portfolio required that it invest a substantial portion of its assets in the energy field. While the value-oriented approach is intended to limit risks, the portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Trust

   PORTFOLIO CO-MANAGERS JUDITH VALE AND ROBERT D'ALELIO FOCUS ON
   "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL-CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, THEY ARE BETTER ABLE TO IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH EXCEPTIONAL GROWTH POTENTIAL. THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING TRANSLATES INTO A PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

  For the six-month period concluding February 28, 1998, the fund returned 5.62%, compared to the Russell 2000's 9.64% gain over the same time period (see page B-1 for average annual total returns through March 31, 1998).*
  During this six-month reporting period, good performance from regional banks, commercial aerospace component manufacturers, REITs and utilities stocks was offset by the poor performance of oil services and drilling companies. The regional banks benefited from declining interest rates, steady earnings gains, merger activity in the industry, and in some cases, a favorable outlook for the positive resolution of "goodwill" lawsuits against the federal government. We took profits in some of our bank holdings, which in our opinion, had become fully priced. However, we believe selected regional banks still present an excellent opportunity going forward. We also took some profits in commercial aerospace manufacturers, but remain committed to the group. New airplane demand may slacken somewhat with Asian economic weakness, but backlogs remain high and earnings could continue to advance at an attractive rate.
  We think Wall Street has overreacted to the decline in oil prices resulting from what we believe to be short-term phenomena. More importantly, in our opinion, the Street is ignoring secular factors strongly benefiting oil service and drilling companies. El Nino's warm winter weather pattern and inventory liquidation in Asia has reduced energy demand. Increased production from OPEC has increased supply. However, depletion rates (the naturally occurring decline in annual

----------------------------------------------------------------------
          Genesis Trust (Cont'd)
production capacity from existing reserves) have not come down significantly. With only about 5% "shut in" production (readily available in-ground reserves) versus 30% five years ago, we believe energy companies will be forced to maintain drilling activity at or near current levels even with lower oil prices. Over the short term, we may see some exploration projects curtailed. But, this is not likely to have a materially negative impact on the oil service and drilling industries that, due to a long period of under investment, remain capacity constrained.
  Looking ahead, El Nino years have historically been followed by cold winters, OPEC has shown no taste for extended price wars, and Asia will probably have to rebuild energy inventories. These are pluses for oil pricing. Also, oil services and drilling company stocks have been hit so hard, they now appear attractive relative to underlying asset values. The recent Halliburton/Dresser Industries merger and EVI's acquisition of Weatherford Entera, may foreshadow extensive consolidation in the oil patch.
  Over the last six months, we have made a significant commitment to utilities. Utilities have been under the cloud of ongoing deregulation. This cloud has started to dissipate. Selective electric utilities are being allowed to divest power-generating assets and become pure power distributors. This is not only helping to reduce some of the risks that have plagued the industry (most notably nuclear generating facilities), but is also providing a lot of cash to reduce debt, repurchase shares and go shopping for other utilities companies. Regulatory roadblocks for natural gas utilities are also coming down.
  We believe the utilities industry is ripe for consolidation. Similar to the banking industry five years ago, there are just too many utilities. Consolidation could create economies of scale and enhance profits. We may also see local and regional electricity companies combining with natural gas utilities to provide one stop shopping in their operating areas. The portfolio owns a diversified group of utilities companies --

----------------------------------------------------------------------
          Genesis Trust (Cont'd)
approximately half electric, half gas -- in different geographic areas in the U.S. We believe these positions will energize the portfolio in the year ahead.
  As is our custom, we will discuss a portfolio holding that demonstrates our value-oriented investment discipline. This should not be construed as a recommendation and we reserve the right to sell any security without notice should fundamental developments warrant doing so.
  Texas Industries, a cement and specialty steel producer, has done well as constrained capacity in the cement industry has improved pricing and profits. Recent years' strong free cash flow has allowed the company to reduce debt, repurchase shares, buy all of Chapparal Steel and develop a new cement production process, which it is starting to sell to other cement companies not competing in its markets. In view of the strong construction market, which we expect to continue to benefit the company's cement and specialty steel operations, and the prospects for fee income from selling the new cement processing technology, we expect earnings growth to continue to be impressive. Despite a nice run, Texas Industries stock still sells at just about 14 times earnings. In the interest of full disclosure, we have taken some profits in the stock to reduce what had become a very large position in the portfolio. However, we still view Texas Industries as an attractive fundamental situation that demonstrates our research discipline and value focus.

----------------------------------------------------------------------
          Genesis Trust (Cont'd)

  In closing, we are disappointed with the fund's lackluster performance during this reporting period following its exceptionally good returns in fiscal 1996 and 1997. We believe the portfolio is well positioned to regain performance momentum in the year ahead.

Sincerely,

/s/ Judith Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*The Russell 2000-Registered Trademark- Index is an unmanaged index generally considered to be representative of small stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. The composition, industries and holdings of the portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Trust

   PORTFOLIO CO-MANAGERS KENT SIMONS AND KEVIN RISEN FOCUS ON "FIRST RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT OF FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICES RELATIVE TO THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN HIGH QUALITY WALL STREET "ORPHANS", THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO CONSISTENTLY TAKE ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVER-REACTION TO REAL OR PERCEIVED PROBLEMS.

  For the six-month period concluding February 28, 1998, the fund returned 5.63% versus the Standard & Poor's 500 Index's 17.64% gain (see page B-1 for average annual total returns through March 31, 1998).*
  Over the last six months, our financial holdings (banks, insurance and consumer finance) performed quite well. Our auto and airline holdings also contributed to returns. Our technology holdings, particularly in the computer, semiconductor and semiconductor equipment sectors, were hit hard. The portfolio's healthcare holdings, primarily HMOs, also restrained returns.
  Over the last six months, equity investors were confronted by two powerful and conflicting forces -- the potentially negative impact of the Asian currency crisis on U.S. corporate earnings and a bond rally that drove interest rates to levels supporting higher valuations for stocks. These crosscurrents resulted in extreme volatility for the market and our portfolio. Bank stocks were dragged under briefly, but made it to higher ground by the end of the reporting period. Technology stocks were really swamped in late 1997 and although they came back in early 1998, remain underwater.
  What were we doing as the waters swirled around us? What we always do -- our homework. When Asian currency problems began surfacing in late summer, we began taking a hard look at all our technology stock holdings to assess the impact Asian economic problems would have on earnings. In general, we concluded that any earnings problems resulting from Asian economic weakness would likely be short-lived. So, Wall Street be damned, we decided to stick

----------------------------------------------------------------------
          Guardian Trust (Cont'd)
with what we viewed as outstanding long-term bargains. We paid the price in late 1997. Going forward, we believe our discipline and patience in what we see as a very undervalued technology group will be rewarded.
  With our portfolio under the gun in fourth quarter 1997, we received some criticism for owning technology stocks in a value portfolio. This prompted us to review our investment discipline for our critics. We are trying to buy good companies when they are cheap. This demands intensive research and independent thinking. We are not influenced by the common perception that certain groups like technology are for growth stock investors only. We feel perfectly justified buying outstanding technology companies with well above market average long-term earnings prospects when they are trading at below market average multiples. In our opinion, that is the very definition of value. Ironically, we received similar criticism for our large positions in drug stocks in 1993. The pharmaceuticals were thought to be another growth group that had no place in value portfolios. Well, at the time we were buying them, they were fundamentally cheap and became one of the very best performing groups in our portfolio in the mid 90's.
  Our ongoing commitment to bank stocks has also been questioned. The most commonly voiced concern has been that after recent years' strong performance, bank stocks are now trading well above historic valuations and therefore, are no longer value plays. In our opinion, selected bank stocks are trading above historic valuations for very good reasons. Declining interest rates, productivity gains, favorable demographics, a less cyclical economy and consolidation were helping banking companies grow earnings at a much higher rate than in the past and in many cases, at above market average rates. Yet, despite recent years' excellent performance, selected bank stocks are still trading at P/Es well below the market's. Once again, in our eyes, clearly defined value.
  Applied Materials (AMAT) was one of our technology holdings that got beaten up in late 1997. AMAT is the technological and market leader in equipment that layers electrically conductive materials on to semiconductor chips. The economic malaise in the Far East may impact

----------------------------------------------------------------------
          Guardian Trust (Cont'd)
revenues and earnings in the next several quarters. However, looking past any short-term Asia-induced weakness, we believe AMAT could lead a major semiconductor industry technology upgrade. If so, we think AMAT's revenues and earnings will grow well in excess of the market averages over the longer term. Yet, as of February 28, 1998, based on our 1998 earnings projections, AMAT stock was still trading at a price/earnings ratio discount to the S&P "500." We think this represents excellent value. Be reminded that when we discuss individual securities in our reports to shareholders it is done solely to demonstrate our investment discipline, not as a recommendation. We offer no guarantee the portfolio will continue to own this security or any others we may mention if our fundamental outlook changes.
  Our brand of value investing demands hard work, discipline and patience. There will be periods (like calendar fourth quarter 1997) when the portfolio will materially underperform the S&P "500." However, the portfolio's long-term performance record justifies our belief that owning fundamentally undervalued stocks will generate superior results over time.

Sincerely,

/s/ Kent Simons      /s/ Kevin Risen

Kent Simons and Kevin Risen
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Trust

   PORTFOLIO CO-MANAGERS JENNIFER SILVER AND BROOKE COBB LOVE
   SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY COMPUTER SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEATEN THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES, AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST-GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.

  For the six-month period ending February 28, 1998, the fund returned 10.49% compared to the Russell Midcap-Trademark- Growth Index's 9.77% and the Standard & Poor's 500 Index's 17.64% gain (see page B-1 for average annual total returns through March 31, 1998).*
  Over this six-month reporting period, our retail and retail services holdings performed quite well. Our selections in the media, restaurant, banking and insurance industries also contributed to returns. Interestingly, in total, our computer holdings posted decent gains during a period that saw many technology-oriented securities severely punished due to the potential for Asian-induced earnings problems. Our healthcare investments were mixed. However, the portfolio was hurt by the poor performance of HMOs, which in keeping with our sell discipline, have been liquidated. Although we were under-weighted in the energy sector, our positions were negatively impacted by declining oil prices.
  The strong economy, high employment, low inflation and low interest rates, have consumers feeling quite confident. This has created a tailwind for the retail group in general. Our focus on retailers delivering quality merchandise at good value to their customers was particularly beneficial, with off-price retailers like Costco, Staples and TJX & Company all gaining 35% or more over the last six months. The portfolio's lone airline stock, Southwest Airlines, the leading low price operator in its industry, also took off, gaining more than 50%. We

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)
believe consumer confidence will remain strong and that high quality, value-oriented retailers will continue to grow earnings at attractive rates.
  As the television networks have lost viewers in recent years, national and large regional advertisers have gravitated to other media including radio and billboards. Consolidation in these industries is creating larger companies with bigger market footprints. This enhances advertising revenue and economies of scale realized through consolidation are improving profit margins and accelerating earnings for portfolio companies like Chancellor Media (radio) and Outdoor Systems, Inc. (billboards), which were up strongly over the last six months. We believe earnings will continue to trend higher for these companies. Be reminded, our opinions on these and any other portfolio holdings mentioned in this report are subject to change.
  Our relative success in the technology group over the last six months can be traced to our mid-summer decision to move out of hardware and commodity-oriented tech stocks (personal computer, disc drive, semiconductor and semiconductor equipment manufacturers), and into proprietary product companies (software and specialty systems producers), whose earnings we believe to be less sensitive to the capital spending cycle. In our carefully considered opinion, these types of technology companies offer more reliable earnings growth potential, albeit at a slightly higher valuation level. This decision proved to be particularly timely as commodity-oriented technology stocks got hit hard in late 1997 when Asian economic turmoil dampened earnings expectations.
  Although mid-cap stocks have a superior long-term performance record, they have lagged large-cap stocks in recent years. Will this continue? We don't know. However, on a valuation basis, mid-cap growth companies currently look attractive relative to large-cap growth companies. To wit: based on consensus earnings estimates from First Call (an independent research firm that compiles and distributes Wall Street earnings estimates), S&P "500" earnings are expected to grow approximately 4% in first quarter 1998, and 10% annually over the next five years. Also based on First Call data, our portfolio holdings are

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)

projected to grow earnings by 40% in first quarter 1998 and 25% annually over the next five years. Yet, the Manhattan portfolio trades at just one time its estimated five-year annual earnings growth rate compared to the S&P "500's" substantial premium to its five-year annual earnings growth projections.
  Also, as you know, we believe companies that consistently beat earnings estimates will ultimately deliver superior investment performance. In fourth quarter 1997, 90% of the Manhattan portfolio's holdings met or exceeded First Call earnings estimates, reporting year-to-year earnings gains approximating 45%. Only 62% of the S&P "500" companies met or exceeded First Call estimates, reporting only about 8% year-to-year earnings advances.
  In closing, a highly volatile stock market has and will likely continue to challenge investors of all stripes. The Manhattan portfolio is positioned in companies with a recent history of rapid growth, trading at what we view as very reasonable multiples relative to projected earnings growth rates. We believe this disciplined investment strategy will reward our shareholders.

Sincerely,

/s/ Jennifer Silver      /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-Trademark- Growth Index is an unmanaged index which measures the performance of those Russell Midcap-Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger& Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Trust

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN AND ROBERT GENDELMAN FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO "FALLEN
   ANGELS" -- GROWTH STOCKS THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER-TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THE GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.

  For the six-month period concluding February 28, 1998, the fund returned 9.78% versus the Standard & Poor's 500 Index's 17.64% gain (see page B-1 for average annual total returns through March 31, 1998).*
  Over the last six months, portfolio holdings in the retail, cable television, airline, and financial (banks, consumer finance and insurance) groups contributed to returns. In the healthcare sector, we were hurt both by what we owned (HMOs still struggling to get pricing and costs in line) and what we didn't own (drug stocks, whose high multiples got even higher in the last six months). Our energy investments, particularly exploration and production companies where profits are tied directly to oil prices, disappointed. Our technology investments hindered performance as Asian economic problems spooked investors. We believe Asian economic weakness will muddy the short-term earnings outlook for some of our technology holdings, but that the longer-term earnings picture remains bright.
  The strong performance of cable television stocks was particularly gratifying in that we were more than satisfactorily rewarded for our patience and discipline -- absolute requirements for value investors. We bought cable television companies like Comcast and Time Warner (the big entertainment conglomerate and one of the largest cable operators in the U.S.) back when no one wanted to own them. We thought the business fundamentals were reasonably good and likely to get better,

----------------------------------------------------------------------
          Partners Trust (Cont'd)
and that the threat of competition from satellite broadcasters was overblown. These stocks did nothing for us until 1997, when investors suddenly realized that cable television was still a good growth business and sent CATV stocks soaring. Our patience being rewarded, we have recently taken some profits in both stocks.
  The airline stocks also took off during this reporting period. This was an industry we had avoided because the group never really grew earnings over a full cycle. Good times prompted all the airlines to add capacity (buy a lot of expensive new airplanes) which they then couldn't fill without profit-eroding fare wars. To make matters worse, new airlines kept popping up overnight and despite hemorrhaging money, were kept on life support systems by the government and unrealistically optimistic investors.
  Proving old dogs are not necessarily resistant to new tricks; we took another look at the airline industry in late 1996. We recognized three major changes we believed were improving the industry's outlook. First, the hub system (individual airlines controlling the majority of gates at airports in selected cities and effectively creating mini-monopolies) was raising the barrier of entry in the business, allowing established airlines to dominate certain markets, and limiting the fare wars that restrained profitability. Secondly, airline company managements were becoming much more financially savvy, particularly in controlling capital expenditures. Finally, the strong economy and lower fuel costs were improving profit margins.
  When we put our stock picking hats on -- always the most important element in our investment wardrobe -- we selected Continental, Delta and Southwest Airlines. Let's use Continental to demonstrate what was so appealing about the airlines. Continental's hubs in Newark, Houston and Cleveland provide strong market footholds in the Northeast, Southwest and Midwest. In recent years, Continental has added more capacity than the other four top carriers and has had little problem filling the seats. The company has standardized its fuel-efficient fleet, in the process saving on training and maintenance costs. Continental now has an alliance with Northwest Airlines, which expands its geographic reach and we estimate can add $2.50 to $3.75 to earnings by the year

----------------------------------------------------------------------
          Partners Trust (Cont'd)

2000. We believe Continental can grow total pre-tax earnings at a 12-15% annual rate for the next several years. Yet, even after its strong run, the stock trades at just 10 times our 1998 earnings estimates. We believe when investors recognize the beneficial changes for the airlines in general and Continental's progress in particular, it will get a better appraisal. Bear in mind, as positively as we feel about the group and Continental, we may change our opinion without notice should the stock fly out of our value range or the company fails to meet our fundamental expectations. We have taken some profit in Delta and Southwest but we've kept all our seats on Continental.
  In closing, after three years of exceptional equity performance, the pickings are getting slimmer for true value-oriented investors. However, even with the market indices near record levels, we are still finding fundamental bargains in industries and companies not swept up in Wall Street's euphoria. We believe that by maintaining our discipline and providing a home for under-loved stocks, our shareholders can enjoy the sunshine while it lasts and have a roof over their heads should the market weather become inclement.

Sincerely,

/s/ Robert Gendelman      /s/ Michael Kassen

Robert Gendelman and Michael Kassen
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Trust

   PORTFOLIO MANAGER JANET PRINDLE BELIEVES DOING GOOD IS GOOD BUSINESS AND HAS THE POTENTIAL TO PRODUCE POSITIVE INVESTMENT RESULTS. SHE FOCUSES ON COMPANIES THAT ARE AGENTS OF FAVORABLE CHANGE IN WORKPLACE POLICIES (PARTICULARLY FOR WOMEN AND MINORITIES); ARE GOOD CORPORATE CITIZENS; AND ARE RESPONSIVE TO ENVIRONMENTAL ISSUES. SHE DOES NOT INVEST IN TOBACCO, ALCOHOL, GAMBLING, NUCLEAR POWER, OR WEAPONS COMPANIES. BUT, SOCIAL RESPONSIBILITY ALONE DOES NOT QUALIFY A COMPANY AS A GOOD INVESTMENT. TRUE TO NEUBERGER& BERMAN'S PRINCIPLES, PORTFOLIO CANDIDATES MUST FIRST BE FOUND TO BE FUNDAMENTALLY ATTRACTIVE. THEN, AND ONLY THEN, ARE SOCIAL SCREENS APPLIED. THE OBJECTIVE IS SIMPLE AND STRAIGHTFORWARD -- TO SERVE BOTH SOCIETY AND SHAREHOLDERS.

  For the six-month period concluding February 28, 1998, the fund returned 13.55% compared to the Standard & Poor's 500 Index's 17.64% gain (see page B-1 for average annual total returns through March 31, 1998).*
  In this six-month reporting period, the portfolio's telecommunications holdings performed well, highlighted by Southwestern Bell's pending acquisition of Southern New England Telephone and Wall Street's favorable appraisal of WorldCom's proposed acquisition of MCI. We think the MCI deal makes great strategic sense, as well as being potentially additive to earnings and cash flow. We believe the combined entity would be well positioned to achieve strong growth from voice and data services, as well as realize large cost efficiencies. Portfolio positions in pharmaceutical companies also contributed to performance, with strong earnings and some high profile mergers focusing attention on the group. Our insurance holdings also continued to perform well.
  Our technology company holdings restrained performance. Currency turmoil and the prospect for Asian economic deceleration sent investors scurrying from technology stocks in calendar fourth quarter 1997. Tech stocks rebounded in early 1998, but remain well below their 52-week highs. We believe the sell-off in technology stocks has been

----------------------------------------------------------------------
          Socially Responsive Trust (Cont'd)
somewhat indiscriminate and that the longer-term earnings prospects even for those portfolio companies legitimately impacted by Asian economic weakness remain quite good.
  Oil service and energy exploration and production companies had some of the greatest negative impact on the portfolio. As is evidenced by the price of oil at a five year low, there is currently too much oil in the marketplace. However, we believe this is the result of short-term factors -- El Nino's warm winter, increased OPEC production, and the reduction of energy inventory in the Far East. Looking ahead, we don't think we will be blessed by another extremely temperate winter. It certainly isn't in OPEC's best interest to see oil prices stay at currently depressed levels. Finally, at some point, Asian inventories will have to be rebuilt. So, we expect oil prices to firm in the year ahead. Most importantly, in a world with only 2-3% of excess production capacity, we doubt the industry will stop drilling and risk letting the well run dry. Our opinion is that lower oil prices or not, energy companies are going to have to continue poking holes in the ground. Also, consolidation has begun in the oil services group, with one of our holdings, Dresser Industries, just recently agreeing to merge with Halliburton, and climbing 16.4% upon announcement of the merger.
  In this report, we've chosen to highlight Fannie Mae as the stock that demonstrates our value-oriented investment discipline and fulfills our mandate to own socially-responsible companies. Fannie Mae stock has done quite well by us, appreciating more than 40% over the last six months. At its current price, it is no longer a steal. However, we still view it as fundamentally attractive. We think Fannie Mae management has done an exceptional job managing interest rate and political risk, while having delivered consistent double-digit earnings gains.
  As a provider of home mortgages for low- to moderate-income households, Fannie Mae's main product assists the economically disadvantaged. The company also has a strong record in the area of diversity, with representation of women and minorities throughout its business. Supporting its employees, the company offers extensive family-friendly

----------------------------------------------------------------------
          Socially Responsive Trust (Cont'd)
benefits. Finally, Fannie Mae has been recognized for its innovative giving programs focused on affordable housing and community economic development. We view Fannie Mae as an ideal portfolio holding -- a strong business that can reward shareholders and one that serves the community and its employees well. Remember, this and the other securities mentioned in this report are not recommendations, and our opinion on all stocks in the portfolio may change without notice.
  In closing, we think weakness in our technology, oil services, and energy exploration and production holdings will turn into portfolio strengths in the year ahead. We believe our value focus and sensitivity to social issues will continue to reward shareholders and the community.

Sincerely,

/s/ Janet Prindle

Janet Prindle
PORTFOLIO MANAGER

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the portfolio are subject to change. Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

                 (This page has been left blank intentionally.)

PERFORMANCE HIGHLIGHTS

                                                                                FOR PERIODS
                                                                               ENDED 3/31/98
                                                                      -------------------------------
                                                       SIX MONTH
                                                         PERIOD            AVERAGE ANNUAL TOTAL
NEUBERGER&BERMAN                                         ENDED                  RETURNS(1)
EQUITY TRUST AND EQUITY ASSETS                         2/28/98(1)      1 YR        5 YR        10 YR
-----------------------------------------------------------------------------------------------------
FOCUS TRUST(2)                                           +9.06%       +42.77%     +21.35%     +18.28%
GUARDIAN TRUST                                           +5.63%       +33.39%     +18.05%     +17.33%
PARTNERS TRUST                                           +9.78%       +41.51%     +21.79%     +17.73%
SOCIALLY RESPONSIVE TRUST                               +13.55%       +43.34%     +21.99%(3)    N/A
S&P "500"(4)                                            +17.64%       +47.88%     +22.35%     +18.88%
MANHATTAN TRUST                                         +10.49%       +39.77%     +16.78%     +15.76%
RUSSELL MIDCAP-TRADEMARK- GROWTH INDEX(4)                +9.77%       +42.36%     +18.41%     +17.02%
GENESIS TRUST                                            +5.62%       +43.66%     +19.95%     +16.74%(3)
RUSSELL 2000-REGISTERED TRADEMARK- INDEX(4)              +9.64%       +42.01%     +17.67%       N/A

   Each Fund commenced operations in August 1993 (except Socially Responsive Trust, which began in March 1997).
   The Funds have identical investment objectives and policies, and invest in the same Portfolio as other funds ("Sister Funds") of similar names, which are also administered by Neuberger&Berman Management Inc-Registered Trademark-. The performance information for the Funds prior to their commencement of operations are for the Sister Funds. Neuberger&Berman Management Inc. currently absorbs certain operating expenses of each Fund so that its expense ratio per annum will not exceed the expense ratio of its Sister Fund by more than 0.10% of the Fund's average daily net assets. These arrangements can be terminated upon 60 days' notice. Neuberger&Berman Management Inc. previously waived a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio and indirectly by Neuberger&Berman Genesis Trust-Registered Trademark-. Absent such arrangements, which are subject to change, the average annual total returns would have been less. The total returns for periods prior to the Funds' commencement of operations would have been lower had they reflected the higher expense ratios of the Funds as compared to those of the Sister Funds.
1) Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.
2) Prior to November 1, 1991, the investment policies of its Sister Fund required that it invest a substantial portion of its assets in the energy field.
3) From inception of Sister Fund.
4) The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-Trademark- Growth Index measures the performance of those Russell Midcap-Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Russell 2000-Registered Trademark- Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 10% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $172 million. The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolios invest in many securities not included in any of the above described indices.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------


                                                                            EQUITY TRUST
                                                                        ---------------------
                                                                          FOCUS      GENESIS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                  TRUST       TRUST
                                                                        ---------------------
ASSETS
      Investment in corresponding Portfolio, at value (Note A)          $ 249,871   $779,575
      Deferred organization costs (Note A)                                      5          5
      Receivable for Trust shares sold                                        461      4,886
                                                                        ---------------------
                                                                          250,337    784,466
                                                                        ---------------------
LIABILITIES
      Payable for Trust shares redeemed                                       344      1,462
      Payable to administrator -- net (Note B)                                 60        227
      Accrued expenses                                                         24         49
                                                                        ---------------------
                                                                              428      1,738
                                                                        ---------------------
NET ASSETS at value                                                     $ 249,909   $782,728
                                                                        ---------------------

NET ASSETS consist of:
      Par value                                                         $      11   $     35
      Paid-in capital in excess of par value                              199,235    685,118
      Accumulated undistributed net investment income (loss)                   74      1,285
      Accumulated net realized gains (losses) on investment                  (666)     6,893
      Net unrealized appreciation in value of investment                   51,255     89,397
                                                                        ---------------------
NET ASSETS at value                                                     $ 249,909   $782,728
                                                                        ---------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)                       11,045     34,783
                                                                        ---------------------

NET ASSET VALUE, offering and redemption price per share                   $22.63     $22.50
                                                                        ---------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------

                                                                                                     EQUITY ASSETS
                                                                          EQUITY TRUST               -------------
                                                              ------------------------------------     SOCIALLY
                                                               GUARDIAN     MANHATTAN    PARTNERS     RESPONSIVE
                                                                 TRUST        TRUST        TRUST         TRUST
                                                              ----------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at value (Note
        A)                                                    $2,488,680    $  57,087    $779,173       $11,325
      Deferred organization costs (Note A)                             4            5           5            91
      Receivable for Trust shares sold                             7,295          240       4,007            14
                                                              ----------------------------------------------------
                                                               2,495,979       57,332     783,185        11,430
                                                              ----------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                            1,331           10         324             5
      Payable to administrator -- net (Note B)                       754           17         227             3
      Accrued expenses                                                72           26          28             3
                                                              ----------------------------------------------------
                                                                   2,157           53         579            11
                                                              ----------------------------------------------------
NET ASSETS at value                                           $2,493,822    $  57,279    $782,606       $11,419
                                                              ----------------------------------------------------

NET ASSETS consist of:
      Par value                                               $      131    $       4    $     42       $     1
      Paid-in capital in excess of par value                   1,856,935       44,530     672,420         9,760
      Accumulated undistributed net investment income (loss)       2,062         (125)        695             5
      Accumulated net realized gains (losses) on investment       11,201        1,111      17,891            85
      Net unrealized appreciation in value of investment         623,493       11,759      91,558         1,568
                                                              ----------------------------------------------------
NET ASSETS at value                                           $2,493,822    $  57,279    $782,606       $11,419
                                                              ----------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)             130,916        3,965      42,034           888
                                                              ----------------------------------------------------

NET ASSET VALUE, offering and redemption price per share          $19.05       $14.45      $18.62        $12.86
                                                              ----------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------


                                                                            EQUITY TRUST
                                                                        --------------------
                                                                         FOCUS      GENESIS
(000'S OMITTED)                                                          TRUST       TRUST
                                                                        --------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)             $    950   $  4,735
                                                                        --------------------
    Expenses:
      Administration fee (Note B)                                            354      1,190
      Amortization of deferred organization and initial offering
        expenses (Note A)                                                      5          5
      Auditing fees                                                            2          3
      Custodian fees                                                           5          5
      Legal fees                                                               3          3
      Registration and filing fees                                            32        117
      Shareholder reports                                                      8         37
      Shareholder servicing agent fees                                        10         11
      Trustees' fees and expenses                                              1          3
      Miscellaneous                                                            1          1
      Expenses from corresponding Portfolio (Notes A & B)                    454      2,076
                                                                        --------------------
        Total expenses                                                       875      3,451
      Expenses reimbursed by administrator and/or reduced by custodian
        fee offset arrangement (Note B)                                      (53)        (1)
                                                                        --------------------
        Total net expenses                                                   822      3,450
                                                                        --------------------
        Net investment income (loss)                                         128      1,285
                                                                        --------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM CORRESPONDING
  PORTFOLIO (NOTE A)
    Net realized gain on investment securities                                 2      7,203
    Net realized loss on option contracts                                   (409)        --
    Change in net unrealized appreciation of investment securities and
      option contracts                                                    16,465     14,934
                                                                        --------------------
        Net gain on investments from corresponding Portfolio (Note A)     16,058     22,137
                                                                        --------------------
        Net increase in net assets resulting from operations            $ 16,186   $ 23,422
                                                                        --------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1998 (Unaudited)
----------------------------------------------------------------------

                                                                                                   EQUITY ASSETS
                                                                         EQUITY TRUST              -------------
                                                              ----------------------------------     SOCIALLY
                                                               GUARDIAN     MANHATTAN   PARTNERS    RESPONSIVE
                                                                 TRUST        TRUST      TRUST         TRUST
                                                              --------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)   $  17,410      $  150     $ 4,346       $   71
                                                              --------------------------------------------------
    Expenses:
      Administration fee (Note B)                                 4,683         105       1,159           18
      Amortization of deferred organization and initial
        offering expenses (Note A)                                    5           5           5           11
      Auditing fees                                                   4           4           3            3
      Custodian fees                                                  5           5           5            5
      Legal fees                                                      5           7           3            9
      Registration and filing fees                                  133          13          91           32
      Shareholder reports                                            38           5          12            3
      Shareholder servicing agent fees                               14           9          11            8
      Trustees' fees and expenses                                    10          --           3           --
      Miscellaneous                                                   9           1           2            1
      Expenses from corresponding Portfolio (Notes A & B)         5,331         152       1,369           29
                                                              --------------------------------------------------
        Total expenses                                           10,237         306       2,663          119
      Expenses reimbursed by administrator and/or reduced by
        custodian fee offset arrangement (Note B)                    --         (31)        (78)         (60)
                                                              --------------------------------------------------
        Total net expenses                                       10,237         275       2,585           59
                                                              --------------------------------------------------
        Net investment income (loss)                              7,173        (125)      1,761           12
                                                              --------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain on investment securities                   31,743       1,163      31,600           98
    Net realized loss on option contracts                        (3,061)         --          --           --
    Change in net unrealized appreciation of investment
      securities and option contracts                            94,827       4,449      27,954        1,106
                                                              --------------------------------------------------
        Net gain on investments from corresponding Portfolio
          (Note A)                                              123,509       5,612      59,554        1,204
                                                              --------------------------------------------------
        Net increase in net assets resulting from operations  $ 130,682      $5,487     $61,315       $1,216
                                                              --------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------

                                                                         EQUITY TRUST

                                                           FOCUS TRUST                 GENESIS TRUST
                                                     Six Months                   Six Months
                                                        Ended          Year          Ended          Year
                                                    February 28,      Ended      February 28,      Ended
                                                        1998        August 31,       1998        August 31,
(000'S OMITTED)                                      (UNAUDITED)       1997       (UNAUDITED)       1997
                                                    -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                       $    128      $    112       $   1,285     $   (250)
    Net realized gain (loss) on investments from
      corresponding Portfolio (Note A)                     (407)        3,645           7,203        4,157
    Change in net unrealized appreciation of
      investments from corresponding Portfolio
      (Note A)                                           16,465        32,689          14,934       62,917
                                                    -------------------------------------------------------
    Net increase in net assets resulting from
      operations                                         16,186        36,446          23,422       66,824
                                                    -------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                   (80)         (289)             --           --
    Net realized gain on investments                     (3,917)           --          (4,127)        (846)
                                                    -------------------------------------------------------
    Total distributions to shareholders                  (3,997)         (289)         (4,127)        (846)
                                                    -------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund (Note A)                    --            --              --           --
    Proceeds from shares sold to the public             120,407       111,352         572,703      283,599
    Proceeds from reinvestment of dividends and
      distributions                                       3,473           289           3,117          846
    Payments for shares redeemed                        (47,057)      (42,514)       (195,124)     (32,922)
                                                    -------------------------------------------------------
    Net increase (decrease) from Trust share
      transactions                                       76,823        69,127         380,696      251,523
                                                    -------------------------------------------------------
NET INCREASE IN NET ASSETS                               89,012       105,284         399,991      317,501
NET ASSETS:
    Beginning of period                                 160,897        55,613         382,737       65,236
                                                    -------------------------------------------------------
    End of period                                      $249,909      $160,897       $ 782,728     $382,737
                                                    -------------------------------------------------------
    Accumulated undistributed net investment
      income (loss) at end of period                   $     74      $     26       $   1,285     $     --
                                                    -------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of the Fund
      (Note A)                                               --            --              --           --
    Sold to the public                                    5,526         6,127          25,526       15,306
    Issued on reinvestment of dividends and
      distributions                                         174            17             143           51
    Redeemed                                             (2,220)       (2,329)         (8,731)      (1,865)
                                                    -------------------------------------------------------
    Net increase (decrease) in shares outstanding         3,480         3,815          16,938       13,492
                                                    -------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                                  EQUITY TRUST

                                                     GUARDIAN TRUST               MANHATTAN TRUST             PARTNERS TRUST
                                                Six Months                    Six Months                  Six Months
                                                   Ended          Year          Ended          Year         Ended          Year
                                               February 28,       Ended      February 28,     Ended      February 28,     Ended
                                                   1998        August 31,        1998       August 31,       1998       August 31,
                                                (UNAUDITED)       1997       (UNAUDITED)       1997      (UNAUDITED)       1997
                                               -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                 $    7,173    $    8,320       $   (125)    $   (132)      $  1,761    $   1,722
    Net realized gain (loss) on investments
      from corresponding Portfolio (Note A)          28,682       142,935          1,163        9,993         31,600       41,373
    Change in net unrealized appreciation of
      investments from corresponding
      Portfolio (Note A)                             94,827       430,378          4,449        4,760         27,954       55,878
                                               -----------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations                                    130,682       581,633          5,487       14,621         61,315       98,973
                                               -----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                            (7,425)       (9,986)            --           --         (2,430)        (961)
    Net realized gain on investments               (161,078)      (22,820)        (9,083)      (2,874)       (53,755)      (7,693)
                                               -----------------------------------------------------------------------------------
    Total distributions to shareholders            (168,503)      (32,806)        (9,083)      (2,874)       (56,185)      (8,654)
                                               -----------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund (Note A)                --            --             --           --             --           --
    Proceeds from shares sold to the public         444,834       743,301         12,286       18,421        310,565      344,075
    Proceeds from reinvestment of dividends
      and distributions                             168,095        32,801          9,082        2,874         54,739        8,113
    Payments for shares redeemed                   (351,038)     (395,265)       (11,556)     (30,177)       (58,402)    (100,384)
                                               -----------------------------------------------------------------------------------
    Net increase (decrease) from Trust share
      transactions                                  261,891       380,837          9,812       (8,882)       306,902      251,804
                                               -----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                          224,070       929,664          6,216        2,865        312,032      342,123
NET ASSETS:
    Beginning of period                           2,269,752     1,340,088         51,063       48,198        470,574      128,451
                                               -----------------------------------------------------------------------------------
    End of period                                $2,493,822    $2,269,752       $ 57,279     $ 51,063       $782,606    $ 470,574
                                               -----------------------------------------------------------------------------------
    Accumulated undistributed net investment
      income (loss) at end of period             $    2,062    $    2,314       $   (125)    $     --       $    695    $   1,364
                                               -----------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of the
      Fund (Note A)                                      --            --             --           --             --           --
    Sold to the public                               23,523        43,802            820        1,312         16,944       20,951
    Issued on reinvestment of dividends and
      distributions                                   9,912         2,055            695          226          3,207          538
    Redeemed                                        (19,082)      (23,424)          (787)      (2,257)        (3,152)      (6,046)
                                               -----------------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                    14,353        22,433            728         (719)        16,999       15,443
                                               -----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger&Berman
----------------------------------------------------------------------

                                                                                 EQUITY ASSETS
                                                                                    SOCIALLY
                                                                                   RESPONSIVE
                                                                                     TRUST
                                                                                           Period from
                                                                                          March 3, 1997
                                                                          Six Months      (Commencement
                                                                            Ended        of Operations)
                                                                         February 28,          to
                                                                             1998          August 31,
(000'S OMITTED)                                                          (UNAUDITED)          1997
                                                                        --------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                             $    12          $    1
    Net realized gain (loss) on investments from corresponding
      Portfolio (Note A)                                                          98              69
    Change in net unrealized appreciation of investments from
      corresponding Portfolio (Note A)                                         1,106             462
                                                                        --------------------------------
    Net increase in net assets resulting from operations                       1,216             532
                                                                        --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                         (8)             --
    Net realized gain on investments                                             (83)             --
                                                                        --------------------------------
    Total distributions to shareholders                                          (91)             --
                                                                        --------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial capitalization of the Fund
      (Note A)                                                                    --             100
    Proceeds from shares sold to the public                                    3,100           7,261
    Proceeds from reinvestment of dividends and distributions                     90              --
    Payments for shares redeemed                                                (628)           (161)
                                                                        --------------------------------
    Net increase (decrease) from Trust share transactions                      2,562           7,200
                                                                        --------------------------------
NET INCREASE IN NET ASSETS                                                     3,687           7,732
NET ASSETS:
    Beginning of period                                                        7,732              --
                                                                        --------------------------------
    End of period                                                            $11,419          $7,732
                                                                        --------------------------------
    Accumulated undistributed net investment income (loss) at end of
      period                                                                 $     5          $    1
                                                                        --------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of the Fund (Note A)                           --              10
    Sold to the public                                                           257             680
    Issued on reinvestment of dividends and distributions                          8              --
    Redeemed                                                                     (53)            (14)
                                                                        --------------------------------
    Net increase (decrease) in shares outstanding                                212             676
                                                                        --------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Trust and Equity Assets

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Trust-Registered Trademark- ("Focus"), Neuberger&Berman Genesis Trust-Registered Trademark- ("Genesis"), Neuberger&Berman Guardian Trust-SM- ("Guardian"), Neuberger&Berman Manhattan Trust-Registered Trademark- ("Manhattan"), and Neuberger& Berman Partners Trust-Registered Trademark- ("Partners") are separate operating series of Neuberger&Berman Equity Trust ("Equity Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. Neuberger& Berman Socially Responsive Trust-SM- ("Socially Responsive") is a separate operating series of Neuberger&Berman Equity Assets ("Equity Assets"), a Delaware business trust organized pursuant to a Trust Instrument dated October 18, 1993. These six aforementioned series are collectively referred to as the "Funds." Equity Trust and Equity Assets (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and their shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Socially Responsive had no operations until March 3, 1997, other than matters relating to its organization and registration as a diversified, open-end management investment company under the 1940 Act, and registration of its shares under the 1933 Act, and the sale and issuance of 10,000 shares to Neuberger&Berman Management Incorporated ("N&B Management") on October 26, 1994. The trustees of the Trusts may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio of Equity Managers Trust (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (14.17%, 33.46%, 28.36%, 8.61%, 18.00%, and 3.58%, for Focus,
   Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively, at February 28, 1998). 70.49% of Neuberger&Berman Socially Responsive Portfolio is held by another regulated investment company, which has only a single shareholder and is sponsored by N&B Management. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each

   Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued by Equity Managers Trust as indicated in the notes following the Portfolios' Schedule of Investments.
3) FEDERAL INCOME TAXES: Each series of the Trusts are treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by each Fund in connection with its organization are being amortized by that Fund on a straight-line basis over a five-year period. At February 28, 1998, the unamortized balance of such expenses amounted to $4,887, $4,779, $4,141, $4,886, $4,888, and $90,992, for
   Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trusts with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
         WITH AFFILIATES:
   Each Fund retains N&B Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays N&B Management an administration fee at the annual rate of .40% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   N&B Management has voluntarily undertaken (subject to termination upon 60 days' prior written notice) to reimburse each Fund for its operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to N&B Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which, in the aggregate, exceed by more than .10% the expense ratio per annum of a certain other mutual fund ("Sister Fund") which also invests in the same Portfolio. For the six months ended February 28, 1998, expenses (net of reimbursement) incurred by Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive amounted to .93%, 1.16%, .87%, 1.05%, .89%, and 1.27%, respectively, of average daily net assets on an annualized basis.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also principals of Neuberger and/or officers and/or directors of N&B Management.
   Each Fund also has a distribution agreement with N&B Management. N&B Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $53, $685, $107, $20, $49, and $4, for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended February 28, 1998, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                   ADDITIONS        REDUCTIONS
--------------------------------------------------------------------------------
FOCUS                                            $ 100,618,850     $  29,890,333

GENESIS                                            421,138,047        44,275,463

GUARDIAN                                           250,956,386       171,203,997

MANHATTAN                                            9,012,630         8,546,015

PARTNERS                                           252,830,334         6,349,924

SOCIALLY RESPONSIVE                                  3,611,415         1,239,673

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                         Six Months Ended                                      Period from
                                                           February 28,                                     August 30, 1993(2)
                                                               1998             Year Ended August 31,         to August 31,
                                                           (UNAUDITED)       1997    1996    1995    1994          1993
                                                         ---------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $21.27        $14.83  $14.41  $11.36  $10.03        $10.00
                                                         ---------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                        .01           .01     .06     .05     .05            --
    Net Gains or Losses on Securities (both realized
     and unrealized)                                            1.85          6.49     .46    3.05    1.31           .03
                                                         ---------------------------------------------------------------------
      Total From Investment Operations                          1.86          6.50     .52    3.10    1.36           .03
                                                         ---------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                      (.01)         (.06)   (.02)   (.05)   (.02)           --
    Distributions (from net capital gains)                      (.49)           --    (.08)     --    (.01)           --
                                                         ---------------------------------------------------------------------
      Total Distributions                                       (.50)         (.06)   (.10)   (.05)   (.03)           --
                                                         ---------------------------------------------------------------------
Net Asset Value, End of Period                                $22.63        $21.27  $14.83  $14.41  $11.36        $10.03
                                                         ---------------------------------------------------------------------
Total Return(3)                                                +9.06%(4)    +43.93%  +3.62% +27.44% +13.58%        +0.30%(4)
                                                         ---------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                   $249.9        $160.9  $ 55.6  $ 14.5  $  1.6        $   --
                                                         ---------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)             .93%(6)       .96%    .99%     --      --            --
                                                         ---------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(7)               .93%(6)       .96%    .99%    .96%    .85%          .92%(6)
                                                         ---------------------------------------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets(7)                                                   .14%(6)       .11%    .63%    .67%    .92%          .05%(6)
                                                         ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Trust
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                               Six Months Ended                                                  Period from
                                                 February 28,                                                 August 26, 1993(2)
                                                     1998                   Year Ended August 31,               to August 31,
                                                 (UNAUDITED)        1997       1996       1995       1994            1993
                                               ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $21.45        $  14.99   $  12.65   $  10.59   $  10.05         $10.00
                                               ---------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                       .04            (.01)      (.02)      (.01)      (.01)            --
    Net Gains or Losses on Securities (both
     realized and unrealized)                         1.16            6.61       2.68       2.08        .56            .05
                                               ---------------------------------------------------------------------------------
      Total From Investment Operations                1.20            6.60       2.66       2.07        .55            .05
                                               ---------------------------------------------------------------------------------
Less Distributions
    Distributions (from net capital gains)            (.15)           (.14)      (.32)      (.01)      (.01)            --
                                               ---------------------------------------------------------------------------------
Net Asset Value, End of Period                      $22.50        $  21.45   $  14.99   $  12.65   $  10.59         $10.05
                                               ---------------------------------------------------------------------------------
Total Return(3)                                      +5.62%(4)      +44.31%    +21.44%    +19.51%     +5.47%         +0.50%(4)
                                               ---------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)         $782.7        $  382.7   $   65.2   $   30.6   $    3.1         $   --
                                               ---------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(5)                                        1.16%(6)        1.26%      1.38%        --         --             --
                                               ---------------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                        1.16%(6)        1.25%      1.38%      1.42%      1.36%          1.51%(6)
                                               ---------------------------------------------------------------------------------
    Ratio of Net Investment Income (Loss) to
     Average Net Assets(7)                             .43%(6)        (.16%)     (.27%)     (.24%)     (.21%)         (.44%)(6)
                                               ---------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Trust
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                          Six Months Ended                                                           Period from
                                            February 28,                                                          August 3, 1993(2)
                                                1998                      Year Ended August 31,                     to August 31,
                                            (UNAUDITED)        1997        1996          1995         1994              1993
                                          -----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $  19.47       $   14.24   $   13.83      $ 11.27      $ 10.27           $10.00
                                          -----------------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                          .06             .08         .16          .13          .09               --
    Net Gains or Losses on Securities
     (both realized and unrealized)                .87            5.48         .55         2.55          .99              .27
                                          -----------------------------------------------------------------------------------------
      Total From Investment Operations             .93            5.56         .71         2.68         1.08              .27
                                          -----------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                      (.06)           (.10)       (.14)        (.12)        (.07)              --
    Distributions (from net capital
     gains)                                      (1.29)           (.23)       (.16)          --         (.01)              --
                                          -----------------------------------------------------------------------------------------
      Total Distributions                        (1.35)           (.33)       (.30)        (.12)        (.08)              --
                                          -----------------------------------------------------------------------------------------
Net Asset Value, End of Period                $  19.05       $   19.47   $   14.24      $ 13.83      $ 11.27           $10.27
                                          -----------------------------------------------------------------------------------------
Total Return(3)                                  +5.63%(4)      +39.56%      +5.19%      +24.01%      +10.57%           +2.70%(4)
                                          -----------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                $2,493.8       $ 2,269.8   $ 1,340.1      $ 683.1      $  75.8           $   --
                                          -----------------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                 .87%(6)         .88%        .92%          --           --               --
                                          -----------------------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                        .87%(6)         .88%        .92%(7)      .90%(7)      .80%(7)          .81%(6)(7)
                                          -----------------------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                            .61%(6)         .47%       1.26%(7)     1.35%(7)     1.50%(7)         1.00%(6)(7)
                                          -----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Trust
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                          Six Months Ended                                                  Period from
                                            February 28,                                                 August 30, 1993(2)
                                                1998                   Year Ended August 31,               to August 31,
                                            (UNAUDITED)        1997       1996       1995       1994            1993
                                          ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $15.77        $  12.18   $  12.99   $  10.37   $  10.01         $10.00
                                          ---------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                 (.03)           (.04)      (.04)        --        .01             --
    Net Gains or Losses on Securities
     (both realized and unrealized)              1.40            4.55       (.34)      2.67        .36            .01
                                          ---------------------------------------------------------------------------------
      Total From Investment Operations           1.37            4.51       (.38)      2.67        .37            .01
                                          ---------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                       --              --         --       (.01)      (.01)            --
    Distributions (from net capital
     gains)                                     (2.69)           (.92)      (.43)      (.04)        --             --
                                          ---------------------------------------------------------------------------------
      Total Distributions                       (2.69)           (.92)      (.43)      (.05)      (.01)            --
                                          ---------------------------------------------------------------------------------
Net Asset Value, End of Period                 $14.45        $  15.77   $  12.18   $  12.99   $  10.37         $10.01
                                          ---------------------------------------------------------------------------------
Total Return(3)                                +10.49%(4)      +38.84%     -2.98%    +25.90%     +3.70%         +0.10%(4)
                                          ---------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                 $ 57.3        $   51.1   $   48.2   $   35.6   $   12.1         $   --
                                          ---------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                               1.05%(6)        1.09%      1.08%        --         --             --
                                          ---------------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                   1.05%(6)        1.09%      1.08%      1.06%       .96%          1.04%(6)
                                          ---------------------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets(7)             (.48%)(6)       (.30%)     (.38%)     (.03%)      .16%          5.48%(6)
                                          ---------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Trust
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                 Period from
                                               Six Months Ended                                                  August 30,
                                                 February 28,                                                      1993(2)
                                                     1998                   Year Ended August 31,               to August 31,
                                                 (UNAUDITED)        1997       1996       1995       1994           1993
                                               --------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $18.80        $  13.39   $  12.68   $  10.54   $  10.01        $10.00
                                               --------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                              .04             .07        .08        .05        .03            --
    Net Gains or Losses on Securities (both
     realized and unrealized)                         1.63            6.06       1.59       2.19        .53           .01
                                               --------------------------------------------------------------------------------
      Total From Investment Operations                1.67            6.13       1.67       2.24        .56           .01
                                               --------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)            (.08)           (.08)      (.07)      (.02)      (.01)           --
    Distributions (from net capital gains)           (1.77)           (.64)      (.89)      (.08)      (.02)           --
                                               --------------------------------------------------------------------------------
      Total Distributions                            (1.85)           (.72)      (.96)      (.10)      (.03)           --
                                               --------------------------------------------------------------------------------
Net Asset Value, End of Period                      $18.62        $  18.80   $  13.39   $  12.68   $  10.54        $10.01
                                               --------------------------------------------------------------------------------
Total Return(3)                                      +9.78%(4)      +47.11%    +13.76%    +21.52%     +5.61%        +0.10%(4)
                                               --------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)         $782.6        $  470.6   $  128.5   $   61.3   $    4.7        $   --
                                               --------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(5)                                         .89%(6)         .91%       .94%        --         --            --
                                               --------------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                         .89%(6)         .91%       .94%       .92%       .81%          .84%(6)
                                               --------------------------------------------------------------------------------
    Ratio of Net Investment Income to Average
     Net Assets(7)                                     .61%(6)         .64%       .84%       .81%       .47%         2.65%(6)
                                               --------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Trust
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                              Six Months Ended     Period from
                                                                February 28,     March 3, 1997(2)
                                                                    1998          to August 31,
                                                                (UNAUDITED)            1997
                                                              -----------------------------------
Net Asset Value, Beginning of Period                               $11.43             $10.00
                                                              -----------------------------------
Income From Investment Operations
    Net Investment Income                                             .01                 --
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                     1.53               1.43
                                                              -----------------------------------
      Total From Investment Operations                               1.54               1.43
                                                              -----------------------------------
Less Distributions
    Dividends (from net investment income)                           (.01)                --
    Distributions (from net capital gains)                           (.10)                --
                                                              -----------------------------------
      Total Distributions                                            (.11)                --
                                                              -----------------------------------
Net Asset Value, End of Period                                     $12.86             $11.43
                                                              -----------------------------------
Total Return(3)(4)                                                 +13.55%            +14.30%
                                                              -----------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                        $ 11.4             $  7.7
                                                              -----------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)(6)              1.27%              1.58%
                                                              -----------------------------------
    Ratio of Net Expenses to Average Net Assets(6)(8)                1.27%              1.58%
                                                              -----------------------------------
    Ratio of Net Investment Income to Average Net
     Assets(6)(8)                                                     .27%               .06%
                                                              -----------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Trust and Equity Assets
1) Prior to January 1, 1995, its name was Neuberger&Berman Selected Sectors
   Trust.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if N&B Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if N&B Management had not waived a portion of the management fee.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. These ratios include reimbursement of expenses. In addition, for Genesis, these ratios include management fee waiver.
6) Annualized.
7) After reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements. Had N&B Management not undertaken such action the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                Six Months                                    Period from
                                                  Ended                                     August 30, 1993
                                               February 28,      Year Ended August 31,       to August 31,
FOCUS                                              1998       1997   1996    1995    1994        1993
-----------------------------------------------------------------------------------------------------------
Net Expenses                                       .99%       1.06%  1.27%   2.50%   2.50%        2.50%
                                               ------------------------------------------------------------
Net Investment Income (Loss)                       .08%        .01%   .35%   (.87%)  (.73%)      (1.53%)
                                               ------------------------------------------------------------

                                                                           Period from
                                                                          August 3, 1993
                                                 Year Ended August 31,    to August 31,
GUARDIAN                                       1996      1995      1994        1993
----------------------------------------------------------------------------------------
Net Expenses                                    .92%      .96%     1.52%       2.50%
                                               -----------------------------------------
Net Investment Income (Loss)                   1.26%     1.29%      .78%       (.69%)
                                               -----------------------------------------

                                                Six Months                                       Period from
                                                  Ended                                        August 30, 1993
                                               February 28,        Year Ended August 31,        to August 31,
MANHATTAN                                          1998        1997    1996    1995    1994         1993
--------------------------------------------------------------------------------------------------------------
Net Expenses                                       1.16%       1.23%   1.25%   1.46%    2.50%       2.50%
                                               ---------------------------------------------------------------
Net Investment Income (Loss)                       (.59%)      (.44%)  (.55%)  (.43%)  (1.38%)      4.02%
                                               ---------------------------------------------------------------

                                                Six Months                                   Period from
                                                  Ended                                    August 30, 1993
                                               February 28,      Year Ended August 31,      to August 31,
PARTNERS                                           1998       1997  1996   1995    1994         1993
----------------------------------------------------------------------------------------------------------
Net Expenses                                       .92%       .94%  1.06%  1.24%    2.50%       2.50%
                                               -----------------------------------------------------------
Net Investment Income (Loss)                       .58%       .61%   .72%   .49%   (1.22%)       .99%
                                               -----------------------------------------------------------

      After reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements and/or the waiver of a portion of the management fee as described in Note B of Notes to Financial Statements of Neuberger&Berman Genesis Portfolio. Had N&B Management not undertaken such action the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                Six Months                                       Period from
                                                  Ended                                        August 26, 1993
                                               February 28,        Year Ended August 31,        to August 31,
GENESIS                                            1998        1997    1996    1995    1994         1993
--------------------------------------------------------------------------------------------------------------
Net Expenses                                      1.21%        1.35%   1.65%   1.78%    2.50%        2.50%
                                               ---------------------------------------------------------------
Net Investment Income (Loss)                       .38%        (.26%)  (.54%)  (.60%)  (1.35%)      (1.43%)
                                               ---------------------------------------------------------------

8) After reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements. Had N&B Management not undertaken such action the annualized ratios of net expenses and net investment income to average daily net assets would have been higher and lower, respectively.

                 (This page has been left blank intentionally.)

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Compaq Computer                                 4.9%
 2.  Chase Manhattan                                 4.8%
 3.  Travelers Group                                 4.5%
 4.  Countrywide Credit Industries                   4.3%
 5.  CITICORP                                        4.2%
 6.  Capital One Financial                           3.6%
 7.  General Motors                                  3.5%
 8.  Fannie Mae                                      3.4%
 9.  3Com Corp.                                      3.4%
10.  Furniture Brands International                  3.1%

                                                              Market
                                                             Value(1)
  Number                                                      (000's
of Shares                                                    omitted)
----------                                                 ------------
COMMON STOCKS (92.9%)
AUTOMOTIVE (4.9%)
   183,100  Cabot Corp.                                    $     6,454
   883,500  General Motors                                      60,907
   503,400  Hertz Corp.                                         19,947
                                                           ------------
                                                                87,308
                                                           ------------
FINANCIAL SERVICES (45.8%)
   209,000  ACE Ltd.                                            20,665
   964,155  ADVANTA Corp. Class A                               22,718 (2)
   643,500  Banc One                                            36,358
   383,000  BankBoston Corp.                                    38,180
   940,000  Capital One Financial                               63,156
   680,000  Chase Manhattan                                     84,363
   555,000  CITICORP                                            73,538
 1,715,000  Countrywide Credit Industries                       76,210
   940,000  Fannie Mae                                          59,984
   700,000  Freddie Mac                                         33,075
   247,000  Hartford Financial Services Group                   24,268
   672,500  Merrill Lynch                                       48,126

                                                              Market
                                                             Value(1)
  Number                                                      (000's
of Shares                                                    omitted)
----------                                                 ------------
   700,000  Morgan Stanley, Dean Witter, Discover           $   48,781
   640,800  Nationwide Financial Services                       28,195
   525,600  PartnerRe Ltd.                                      25,623
   177,100  St. Paul Cos.                                       15,695
   107,000  Transamerica Corp.                                  12,459
 1,427,000  Travelers Group                                     79,555
   395,000  Travelers Property Casualty                         16,195
                                                           ------------
                                                               807,144
                                                           ------------
HEALTH CARE (8.0%)
 1,857,900  Foundation Health Systems                           51,441
   940,000  Sierra Health Services                              34,427 (2)
   934,900  Wellpoint Health Networks                           54,633
                                                           ------------
                                                               140,501
                                                           ------------
HEAVY INDUSTRY (5.2%)
 1,330,000  AGCO Corp.                                          37,406
 1,000,000  AK Steel Holding                                    18,688
 1,030,000  DT Industries                                       36,307 (2)
                                                           ------------
                                                                92,401
                                                           ------------
RETAIL (9.4%)
 1,200,000  Barnes & Noble                                      42,150
 2,014,300  Furniture Brands International                      55,142
 1,074,000  Neiman-Marcus Group                                 39,939
   420,000  Payless ShoeSource                                  28,245
                                                           ------------
                                                               165,476
                                                           ------------
TECHNOLOGY (17.8%)
 1,665,000  3Com Corp.                                          59,524
   700,000  Applied Materials                                   25,769 (3)
   525,000  Atmel Corp.                                          8,531

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                                              Market
                                                             Value(1)
  Number                                                      (000's
of Shares                                                    omitted)
----------                                                 ------------
 2,700,000  Compaq Computer                                 $   86,569
   120,000  Credence Systems                                     4,005
   580,000  KLA-Tencor                                          26,771
   964,500  National Semiconductor                              23,027
    90,000  Rational Software                                    1,215
 1,300,000  Silicon Valley Group                                35,425
   533,000  Teradyne, Inc.                                      25,151
   320,000  Texas Instruments                                   18,520
                                                           ------------
                                                               314,507
                                                           ------------
TRANSPORTATION (1.8%)
   644,000  Continental Airlines Class B                        32,361
                                                           ------------
            TOTAL COMMON STOCKS (COST $952,034)              1,639,698
                                                           ------------

                                                              Market
                                                             Value(1)
Principal                                                     (000's
  Amount                                                     omitted)
----------                                                 ------------
U.S. TREASURY SECURITIES (2.7%)
$47,880,000 U.S. Treasury Bills, 4.97% - 5.045%, due
             3/5/98 & 4/9/98  (COST $47,749)                $   47,756
                                                           ------------
SHORT-TERM CORPORATE NOTES (3.9%)
68,140,000  General Electric Capital Corp., 5.50%, due
             3/2/98 (COST $68,140)                              68,140 (4)
                                                           ------------
            TOTAL INVESTMENTS (99.5%) (COST $1,067,923)      1,755,594 (5)
            Cash, receivables and other assets, less
             liabilities (0.5%)                                  8,292
                                                           ------------
            TOTAL NET ASSETS (100.0%)                      $ 1,763,886
                                                           ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Thiokol Corp.                                   1.9%
 2.  Bank United                                     1.8%
 3.  Webster Financial                               1.6%
 4.  AAR Corp.                                       1.6%
 5.  Pride International                             1.4%
 6.  Trigon Healthcare                               1.4%
 7.  National-Oilwell                                1.3%
 8.  Richfood Holdings                               1.2%
 9.  AptarGroup Inc.                                 1.2%
10.  Crescent Real Estate Equities                   1.1%

                                                                Market
                                                               Value(1)
   Number                                                       (000's
 of Shares                                                     omitted)
------------                                                 -------------
COMMON STOCKS (86.5%)
AEROSPACE (6.5%)
   1,209,750  AAR Corp.                                      $   36,746
   1,194,100  Aviall Inc.                                        17,165(2)
     259,100  BE Aerospace                                        7,627
     468,300  DONCASTERS PLC ADR                                 11,708
     199,900  Ducommun Inc.                                       6,434
     210,200  Hexcel Corp.                                        5,531
     344,200  Moog, Inc. Class A                                 12,133
     257,300  Orbital Sciences                                    9,810
     463,500  Thiokol Corp.                                      44,322
                                                             -------------
                                                                151,476
                                                             -------------
AUTOMOTIVE (0.4%)
     384,000  Donaldson Co.                                       9,144
                                                             -------------
BANKING & FINANCIAL (12.8%)
     237,775  Associated Banc-Corp                               12,453
     874,900  Bank United                                        41,230
     253,612  Charter One Financial                              15,367
     196,900  Colonial BancGroup                                  6,695
     121,485  Commerce Bancorp                                    5,786
     321,100  Commercial Federal                                 11,359

                                                                Market
                                                               Value(1)
   Number                                                       (000's
 of Shares                                                     omitted)
------------                                                 -------------
     302,800  Community First Bankshares                     $   16,048
     328,100  Cullen/Frost Bankers                               18,681
     211,600  Dime Community Bancorp                              5,316
     186,700  First Commerce                                     14,749
     281,300  FirstFed Financial                                 11,358
     232,200  Imperial Bancorp                                    7,663
     248,500  Long Island Bancorp                                14,957
      78,300  North Fork Bancorp                                  2,677
     142,700  Ocean Financial                                     5,030
      82,877  ONBANCorp, Inc.                                     6,019
     511,300  Peoples Heritage Financial Group                   23,807
     169,175  Queens County Bancorp                               6,725
     227,600  Reliance Bancorp                                    8,080
     237,700  Sovereign Bancorp                                   4,605
     687,675  Sterling Bancshares                                10,315
     307,750  Texas Regional Bancshares                          10,656
     592,600  Webster Financial                                  38,075
                                                             -------------
                                                                297,651
                                                             -------------
BASIC MATERIALS (1.9%)
     101,300  Lone Star Industries                                6,103
     198,800  Lone Star Technologies                              6,163
     244,500  Medusa Corp.                                       11,568
     361,600  Texas Industries                                   20,430
                                                             -------------
                                                                 44,264
                                                             -------------
BUILDING, CONSTRUCTION & REFURNISHING (0.8%)
     825,600  Apogee Enterprises                                 10,681
      73,000  Lincoln Electric Class A                            2,774
      95,000  Simpson Manufacturing                               3,907
                                                             -------------
                                                                 17,362
                                                             -------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                                Market
                                                               Value(1)
   Number                                                       (000's
 of Shares                                                     omitted)
------------                                                 -------------
CHEMICALS (0.7%)
     382,500  Lawter International                           $    4,471
     201,000  Lilly Industries                                    4,045
     297,000  Lyondell Petrochemical                              8,093
                                                             -------------
                                                                 16,609
                                                             -------------
CONSUMER CYCLICALS (0.7%)
     466,600  Coachmen Industries                                13,327
      67,800  Monaco Coach                                        2,678
                                                             -------------
                                                                 16,005
                                                             -------------
CONSUMER PRODUCTS & SERVICES (3.9%)
     243,791  Block Drug                                         10,270
     138,800  Bush Boake Allen                                    4,476
     477,400  First Brands                                       12,293
     134,100  Libbey Inc.                                         4,945
     579,500  Prime Hospitality                                  11,011
   1,020,800  Richfood Holdings                                  29,029
     273,800  Stewart Enterprises                                12,903
     166,900  The First Years                                     4,485
                                                             -------------
                                                                 89,412
                                                             -------------
DEFENSE (1.7%)
     271,700  Alliant Techsystems                                17,066
     660,000  Newport News Shipbuilding                          17,985
     100,000  Primex Technologies                                 4,325
                                                             -------------
                                                                 39,376
                                                             -------------
DIAGNOSTIC EQUIPMENT (0.9%)
     793,100  ADAC Laboratories                                  21,116
                                                             -------------
ELECTRONICS (2.0%)
     224,800  Continental Circuits                                5,311
     534,100  Dallas Semiconductor                               25,370
      25,000  Kent Electronics                                      558
     340,900  SCI Systems                                        15,340
                                                             -------------
                                                                 46,579
                                                             -------------
ENERGY (2.4%)
     509,500  Apache Corp.                                       17,323
     410,000  Cabot Oil & Gas                                     8,610
                                                                Market
                                                               Value(1)
   Number                                                       (000's
 of Shares                                                     omitted)
------------                                                 -------------
     701,900  Coho Energy                                    $    5,571
     182,700  Cross Timbers Oil                                   2,923
      54,200  Ocean Energy                                        2,534
     636,990  Swift Energy                                       11,426
      17,994  Titan Exploration                                     130
     765,800  Unit Corp.                                          6,079
                                                             -------------
                                                                 54,596
                                                             -------------
HEALTH CARE (8.0%)
     511,000  Acuson Corp.                                        9,390
      92,500  Arrow International                                 3,619
     634,000  Ballard Medical Products                           15,929
     252,900  CompDent Corp.                                      3,509
     492,200  CONMED Corp.                                       10,798
     445,400  DePuy, Inc.                                        11,998
     871,500  Haemonetics Corp.                                  14,543
     195,877  Henry Schein                                        7,982
     315,000  John Alden Financial                                7,068
     443,550  Patterson Dental                                   13,417
     370,000  Physio-Control International                        6,984
     149,100  R.P. Scherer                                        9,067
     154,100  Sofamor Danek Group                                11,596
     192,500  STAAR Surgical                                      3,128
   1,039,800  Trigon Healthcare                                  32,234
     475,600  Universal Health Services Class B                  24,850
                                                             -------------
                                                                186,112
                                                             -------------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (5.4%)
     115,000  Alamo Group                                         2,084
   1,003,800  BMC Industries                                     19,511
     118,700  Dionex Corp.                                        6,929
   1,380,900  Hussmann International                             20,972
     612,200  Kaydon Corp.                                       22,766
     332,000  NN Ball & Roller                                    3,528
     281,800  Pameco Corp.                                        4,650(2)
     162,000  Pentair, Inc.                                       6,672
      96,600  Roper Industries                                    2,808
     547,200  SOS Staffing Services                              11,218
     233,600  W.H. Brady                                          7,709

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                                Market
                                                               Value(1)
   Number                                                       (000's
 of Shares                                                     omitted)
------------                                                 -------------
     389,100  Wallace Computer Services                      $   14,154
     180,750  Woodhead Industries                                 3,434
                                                             -------------
                                                                126,435
                                                             -------------
INSURANCE (1.9%)
     535,150  Allied Group                                       16,857
     290,200  FBL Financial Group                                13,494
      81,000  Orion Capital                                       3,954
     229,000  Penn-America Group                                  5,238
     150,700  Trenwick Group                                      5,501
                                                             -------------
                                                                 45,044
                                                             -------------
MACHINERY & EQUIPMENT (0.9%)
     178,800  Allied Products                                     4,101
      27,900  Gardner Denver Machinery                              748
     683,300  Stewart & Stevenson Services                       16,698
                                                             -------------
                                                                 21,547
                                                             -------------
OFFICE EQUIPMENT (1.1%)
     415,000  United Stationers                                  24,848
                                                             -------------
OIL SERVICES (8.2%)
      50,600  Bayard Drilling Technologies                          651
     208,200  Cal Dive International                              5,621
     193,800  Cliffs Drilling                                     7,510
     313,800  Dawson Production Services                          3,785
     373,500  Friede Goldman International                       11,345
     630,400  Global Industries                                  10,874
     226,200  Hvide Marine                                        4,298
     405,000  IRI International                                   4,784
     544,500  Nabors Industries                                  12,455
   1,103,091  National-Oilwell                                   30,887
     480,700  Oceaneering International                           7,962
     742,500  Offshore Logistics                                 13,087
                                                                Market
                                                               Value(1)
   Number                                                       (000's
 of Shares                                                     omitted)
------------                                                 -------------
   1,463,400  Pride International                            $   33,384
     367,000  R&B Falcon                                          9,726
     287,400  Smith International                                15,304
     224,400  Trico Marine Services                               4,180
     192,600  Tuboscope Inc.                                      3,768
     393,200  UTI Energy                                          5,357
     344,800  Willbros Group                                      5,538
                                                             -------------
                                                                190,516
                                                             -------------
PACKING & CONTAINERS (1.2%)
     491,200  AptarGroup Inc.                                    28,336
                                                             -------------
PUBLISHING & BROADCASTING (0.3%)
      85,666  Pulitzer Publishing                                 7,196
                                                             -------------
REAL ESTATE/REITS (5.7%)
     570,900  CCA Prison Realty Trust                            25,119
      26,800  Crescent Operating                                    533
     749,500  Crescent Real Estate Equities                      25,530
     335,000  ElderTrust                                          6,072(2)
     495,000  Health Care Property Investors                     18,377
     297,000  Imperial Credit Commercial Mortgage
               Investment                                         4,566
     140,900  National Health Investors                           5,777
     339,700  Nationwide Health Properties                        8,981
     162,800  OMEGA Healthcare Investors                          6,319
     798,100  Prime Retail                                       11,622
     415,300  SL Green Realty                                    11,031
     540,000  Sunstone Hotel Investors                            8,640
                                                             -------------
                                                                132,567
                                                             -------------
RESTAURANTS (0.6%)
     706,800  Brinker International                              14,754
                                                             -------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                                Market
                                                               Value(1)
   Number                                                       (000's
 of Shares                                                     omitted)
------------                                                 -------------
RETAILING (1.0%)
     354,875  99 Cents Only Stores                           $   13,663
     517,900  Micro Warehouse                                     7,121
     178,500  Schultz Sav-O Stores                                2,789
                                                             -------------
                                                                 23,573
                                                             -------------
TECHNOLOGY (5.3%)
     242,800  Analysts International                              8,589
   1,072,600  Auspex Systems                                     10,257
     202,600  Black Box                                           7,243
   2,036,300  Borland International                              18,963(2)
     517,600  CACI International                                 11,064
   1,124,100  Data General                                       23,185
     162,500  Eltron International                                3,494
     264,900  Emulex Corp.                                        3,146
     483,200  Methode Electronics Class A                         6,825
   1,027,400  Reynolds & Reynolds                                21,832
     328,400  Zebra Technologies                                  9,482
                                                             -------------
                                                                124,080
                                                             -------------
TEXTILES & APPAREL (0.2%)
     124,300  St. John Knits                                      5,252
                                                             -------------
TRANSPORTATION, SHIPPING & FREIGHT (0.2%)
      78,375  Air Express International                           2,195
     213,600  Maritrans Inc.                                      2,136
                                                             -------------
                                                                  4,331
                                                             -------------
UTILITIES, ELECTRIC & GAS (11.8%)
     582,200  AGL Resources                                      11,826
     183,200  Aquila Gas Pipeline                                 2,210
     248,600  Atmos Energy                                        7,132
     246,500  Central Hudson Gas & Electric                      10,014
     227,600  Connecticut Energy                                  6,714
                                                                Market
                                                               Value(1)
   Number                                                       (000's
 of Shares                                                     omitted)
------------                                                 -------------
     124,300  Eastern Enterprises                            $    5,508
     509,800  Eastern Utilities Associates                       12,203
     400,500  Enova Corp.                                        10,213
     695,600  Illinova Corp.                                     19,303
     628,800  Montana Power                                      20,122
     336,200  National Fuel Gas                                  15,675
     618,200  Nevada Power                                       15,339
     193,300  NICOR Inc.                                          7,949
      48,500  Northwest Natural Gas                               1,367
     289,800  NUI Corp.                                           7,662
     383,600  ONEOK, Inc.                                        13,426
     200,000  Orange & Rockland Utilities                         8,787
      66,100  Otter Tail Power                                    2,504
     529,900  Public Service Co. of New Mexico                   12,353
     475,100  Rochester Gas & Electric                           14,817
     376,100  Sierra Pacific Resources                           13,493
     390,000  UtiliCorp United                                   14,040
     457,400  Washington Gas Light                               12,321
     483,600  Washington Water Power                             11,062
     152,300  WICOR, Inc.                                         7,282
     249,000  WPL Holdings                                        7,937
     140,000  WPS Resources                                       4,550
                                                             -------------
                                                                275,809
                                                             -------------
              TOTAL COMMON STOCKS (COST $1,700,109)           2,013,990
                                                             -------------
PREFERRED STOCKS (0.1%)
      60,000  Hvide Capital Trust, Cv., 6.50% (COST $3,000)       2,948(6)
                                                             -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                                Market
                                                               Value(1)
 Principal                                                      (000's
   Amount                                                      omitted)
------------                                                 -------------
U.S. TREASURY SECURITIES (12.3%)
$287,240,000  U.S. Treasury Bills,
               4.90% - 5.045%,
               due 3/5/98 -
               4/9/98  (COST $286,585)                       $  286,628
                                                             -------------
SHORT-TERM CORPORATE NOTES (2.2%)
  51,040,000  General Electric Capital Corp., 5.50%, due
               3/2/98 (COST $51,040)                             51,040(4)
                                                             -------------
              TOTAL INVESTMENTS (101.1%) (COST $2,040,734)    2,354,606(5)
              Liabilities, less cash, receivables and other
               assets [(1.1%)]                                  (24,479)
                                                             -------------
              TOTAL NET ASSETS (100.0%)                      $2,330,127
                                                             -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Motors                                  4.0%
 2.  Compaq Computer                                 3.9%
 3.  Chase Manhattan                                 3.5%
 4.  Travelers Group                                 3.5%
 5.  Capital One Financial                           3.4%
 6.  CITICORP                                        3.2%
 7.  Foundation Health Systems                       3.1%
 8.  Morgan Stanley, Dean Witter,                    3.1%
     Discover
 9.  Countrywide Credit Industries                   3.0%
10.  3Com Corp.                                      2.9%

                                                               Market
                                                              Value(1)
  Number                                                       (000's
 of Shares                                                    omitted)
-----------                                                 ------------
COMMON STOCKS (93.0%)
AGRICULTURE (4.0%)
  5,360,200  AGCO Corp.                                     $   150,756 (2)
  3,107,200  IMC Global                                         118,656
    904,600  Potash Corp. of Saskatchewan                        80,848
                                                            ------------
                                                                350,260
                                                            ------------
AUTOMOTIVE (11.1%)
  3,040,700  Cabot Corp.                                        107,185
  2,793,250  Chrysler Corp.                                     108,762
  4,893,900  Coltec Industries                                  127,547 (2)
  5,048,000  General Motors                                     347,997
    649,000  Lear Corp.                                          34,316
  2,298,786  LucasVarity PLC ADR                                 86,492
  1,784,800  Magna International Class A                        107,980
  2,452,081  Mark IV Industries                                  57,011
                                                            ------------
                                                                977,290
                                                            ------------
BANKING (12.3%)
  4,026,069  Banc One                                           227,473
  2,300,000  BankBoston Corp.                                   229,281

                                                               Market
                                                              Value(1)
  Number                                                       (000's
 of Shares                                                    omitted)
-----------                                                 ------------
  2,495,000  Chase Manhattan                                 $  309,536
  2,095,000  CITICORP                                           277,588
  1,008,000  First Tennessee National                            32,130
                                                            ------------
                                                              1,076,008
                                                            ------------
CONSUMER GOODS & SERVICES (0.4%)
    874,728  Cendant Corp.                                       32,802
                                                            ------------
ENERGY (1.2%)
    150,000  Cooper Cameron                                       8,044
  1,275,000  Praxair, Inc.                                       60,961
  1,125,000  Santa Fe International                              39,867
                                                            ------------
                                                                108,872
                                                            ------------
FINANCIAL SERVICES (17.5%)
  2,254,350  ADVANTA Corp. Class B                               49,596
    220,814  Alleghany Corp.                                     75,298
  4,380,000  Capital One Financial                              294,281 (2)
  5,830,000  Countrywide Credit Industries                      259,071 (2)
  3,000,000  Fannie Mae                                         191,437 (3)
  3,020,000  Freddie Mac                                        142,695
  3,300,000  Merrill Lynch                                      236,156
  3,897,700  Morgan Stanley, Dean Witter, Discover              271,621
    510,000  Security Capital Industrial Trust                   12,367
                                                            ------------
                                                              1,532,522
                                                            ------------
HEALTH CARE (10.8%)
  2,855,000  Aetna Inc.                                         249,456
  9,974,900  Foundation Health Systems                          276,180 (2)
  4,788,800  Humana Inc.                                        121,815
  1,260,000  Mid Atlantic Medical Services                       14,805
  1,465,790  PacifiCare Health Systems Class B                   91,612 (2)
    326,600  Tenet Healthcare                                    12,186

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                               Market
                                                              Value(1)
  Number                                                       (000's
 of Shares                                                    omitted)
-----------                                                 ------------
    800,000  United Healthcare                               $   48,550
  2,326,396  Wellpoint Health Networks                          135,949
                                                            ------------
                                                                950,553
                                                            ------------
HEAVY INDUSTRY (1.9%)
    339,000  Harnischfeger Industries                            11,992
    537,100  Rockwell International                              32,495
  3,654,400  UCAR International                                 125,848 (2)
                                                            ------------
                                                                170,335
                                                            ------------
INDUSTRIAL GOODS & SERVICES (3.7%)
  2,275,200  American Standard                                  101,246
  1,150,000  U.S. Filter                                         39,028
  2,251,500  USA Waste Services                                  93,719
  1,700,700  USG Corp.                                           92,901
                                                            ------------
                                                                326,894
                                                            ------------
INSURANCE (6.1%)
  1,640,000  Hartford Financial Services Group                  161,130
     95,000  St. Paul Cos.                                        8,419
    163,100  Transamerica Corp.                                  18,991
    451,050  Transatlantic Holdings                              34,111
  5,530,000  Travelers Group                                    308,298
                                                            ------------
                                                                530,949
                                                            ------------
MEDIA & ENTERTAINMENT (0.4%)
    611,900  Harcourt General                                    33,043
                                                            ------------
REAL ESTATE INVESTMENT TRUSTS (1.5%)
  2,767,100  INMC Mortgage Holdings                              72,809
  1,542,000  Spieker Properties                                  61,198
                                                            ------------
                                                                134,007
                                                            ------------
                                                               Market
                                                              Value(1)
  Number                                                       (000's
 of Shares                                                    omitted)
-----------                                                 ------------
RETAIL (1.7%)
  2,739,600  Barnes & Noble                                 $    96,228
    200,500  Sears, Roebuck                                      10,639
  1,800,000  Woolworth Corp.                                     42,750
                                                            ------------
                                                                149,617
                                                            ------------
TECHNOLOGY (17.3%)
  7,175,000  3Com Corp.                                         256,506
  3,795,000  Applied Materials                                  139,703 (3)
  2,950,000  Arrow Electronics                                   98,272
  2,846,000  Atmel Corp.                                         46,247
  1,280,000  Avnet, Inc.                                         81,600
  1,046,600  Cabletron Systems                                   16,222
 10,602,500  Compaq Computer                                    339,943 (3)
  1,830,000  KLA-Tencor                                          84,466
  3,265,000  National Semiconductor                              77,952
  3,150,000  Teradyne, Inc.                                     148,641
  3,906,000  Texas Instruments                                  226,060
                                                            ------------
                                                              1,515,612
                                                            ------------
TRANSPORTATION (3.1%)
  1,510,600  Continental Airlines Class B                        75,908
    930,270  Delta Air Lines                                    105,179
    550,000  Union Pacific                                       28,050
    926,000  US Airways Group                                    58,627
                                                            ------------
                                                                267,764
                                                            ------------
             TOTAL COMMON STOCKS (COST $5,357,418)            8,156,528
                                                            ------------
PREFERRED STOCKS (0.1%)
     52,430  Aetna Inc., Ser. C, Cv., 6.25%                       4,371
    125,000  PacifiCare Health Systems, Ser. C, Cv., $1.00        3,031
                                                            ------------
             TOTAL PREFERRED STOCKS (COST $7,557)                 7,402
                                                            ------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                               Market
                                                              Value(1)
 Principal                                                     (000's
  Amount                                                      omitted)
-----------                                                 ------------
CONVERTIBLE BONDS (0.2%)
$15,000,000  International CableTel Inc., Cv. Sub. Notes,
              7.25%, due 4/15/05 (COST $14,997)              $   18,112(6)
                                                            ------------
U.S. TREASURY SECURITIES (5.3%)
243,025,000  U.S. Treasury Bills,
              4.96% - 5.06%,
              due 3/5/98 -
              4/9/98                                            242,724
 15,000,000  U.S. Treasury Notes, 8.00%, due 5/15/01             16,045
100,000,000  U.S. Treasury Bonds, 6.25%, due 8/15/23            103,344
100,000,000  U.S. Treasury Bonds, 6.00%, due 2/15/26            100,156
                                                            ------------
             TOTAL U.S. TREASURY SECURITIES (COST
              $449,843)                                         462,269
                                                            ------------
                                                               Market
                                                              Value(1)
 Principal                                                     (000's
  Amount                                                      omitted)
-----------                                                 ------------
SHORT-TERM CORPORATE NOTES (0.4%)
$38,310,000  General Electric Capital Corp., 5.50%, due
              3/2/98 (COST $38,310)                         $    38,310 (4)
                                                            ------------
             TOTAL INVESTMENTS (99.0%) (COST $5,868,125)      8,682,621 (5)
             Cash, receivables and other assets, less
              liabilities (1.0%)                                 91,203
                                                            ------------
             TOTAL NET ASSETS (100.0%)                      $ 8,773,824
                                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Nutrition                               2.7%
 2.  CKE Restaurants                                 2.6%
 3.  Staples, Inc.                                   2.3%
 4.  Chancellor Media                                2.3%
 5.  TJX Cos.                                        2.1%
 6.  Promus Hotel                                    2.0%
 7.  Network Associates                              1.9%
 8.  Finova Group                                    1.9%
 9.  AES Corp.                                       1.8%
10.  Omnicare, Inc.                                  1.8%

                                                                    Market
     Number                                                        Value(1)
   of Shares                                                    (000's omitted)
  ------------                                                  ---------------
  COMMON STOCKS (95.7%)
  BASIC MATERIALS (1.9%)
       169,300   Cytec Industries                               $    8,274
       318,100   NS Group                                            4,533
                                                                ---------------
                                                                    12,807
                                                                ---------------
  CAPITAL GOODS (7.1%)
       562,900   Corporate Express                                   5,699
       131,000   HON INDUSTRIES                                      8,613
       809,400   Philip Services                                     7,740
       107,200   Sanmina Corp.                                       8,543
       167,100   U.S. Filter                                         5,671
       266,900   USA Waste Services                                 11,110
                                                                ---------------
                                                                    47,376
                                                                ---------------
  COMMUNICATIONS (4.3%)
       131,600   Advanced Fibre Communications                       3,940
        97,700   CIENA Corp.                                         4,097
       229,500   NEXTLINK Communications                             6,914

                                                                    Market
     Number                                                        Value(1)
   of Shares                                                    (000's omitted)
  ------------                                                  ---------------
       286,300   RSL Communications                             $    7,480
       128,200   Saville Systems Ireland ADR                         6,009
                                                                ---------------
                                                                    28,440
                                                                ---------------
  CONSUMER CYCLICALS (20.2%)
       130,800   American Skiing                                     1,962
       335,000   Authentic Fitness                                   7,035
       230,900   Costco Cos.                                        11,285
        88,300   Dollar Thrifty                                      1,766
       447,200   General Nutrition                                  17,776
       302,600   Hayes Lemmerz International                         9,816
       233,350   Outdoor Systems                                     6,957
       278,742   Promus Hotel                                       13,449
       240,500   Robert Half International                          10,883
       734,700   Staples, Inc.                                      15,520
       210,400   Sylvan Learning Systems                             9,639
       166,700   Tiffany & Co.                                       7,835
       366,600   TJX Cos.                                           14,160
       251,100   Viking Office Products                              5,524
                                                                ---------------
                                                                   133,607
                                                                ---------------
  CONSUMER STAPLES (11.6%)
       134,400   Cardinal Health                                    11,004
       341,300   Chancellor Media                                   15,273
       166,600   Cheesecake Factory                                  5,373
       398,420   CKE Restaurants                                    16,908
       322,300   Comcast Corp. Class A Special                      11,281
       135,500   Estee Lauder                                        7,927
       139,900   Suiza Foods                                         9,067
                                                                ---------------
                                                                    76,833
                                                                ---------------
  ENERGY (5.5%)
       241,200   BJ Services                                         8,291
       152,800   Cooper Cameron                                      8,194
       313,900   Noble Drilling                                      8,907

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                                    Market
     Number                                                        Value(1)
   of Shares                                                    (000's omitted)
  ------------                                                  ---------------
       233,800   Oryx Energy                                    $    5,947
       296,200   Seagull Energy                                      4,999
                                                                ---------------
                                                                    36,338
                                                                ---------------
  FINANCIAL SERVICES (14.1%)
       100,900   ACE Ltd.                                            9,976
       173,100   Bear Stearns                                        8,071
       153,500   Equitable Cos.                                      8,030
       160,000   EXEL Ltd.                                          10,590
       225,500   Finova Group                                       12,402
       187,600   FIRSTPLUS Financial Group                           6,191
       111,900   GreenPoint Financial                                8,309
       133,800   Northern Trust                                     10,177
       147,300   State Street                                        9,105
       237,200   SunAmerica, Inc.                                   10,748
                                                                ---------------
                                                                    93,599
                                                                ---------------
  HEALTH CARE (9.3%)
       148,100   Alternative Living Services                         5,072
        96,300   Biogen, Inc.                                        4,249
       168,100   Elan Corp. ADR                                     10,433
       314,500   Omnicare, Inc.                                     11,637
       215,000   Quintiles Transnational                            10,508
       126,100   Rexall Sundown                                      4,666
        71,300   Sofamor Danek Group                                 5,365
       265,500   Watson Pharmaceuticals                              9,525
                                                                ---------------
                                                                    61,455
                                                                ---------------
  TECHNOLOGY (18.4%)
       201,900   Analog Devices                                      6,511
        81,500   Applied Micro Circuits                              1,528
       127,400   BMC Software                                        9,746
       220,400   Cadence Design Systems                              7,700
       109,400   CBT Group ADR                                      10,010
       220,900   CHS Electronics                                     4,556
       225,850   Citrix Systems                                      9,500
                                                                    Market
     Number                                                        Value(1)
   of Shares                                                    (000's omitted)
  ------------                                                  ---------------
       113,400   Equifax, Inc.                                  $    4,076
       159,000   HBO & Co.                                           8,606
       285,000   J.D. Edwards & Co.                                  9,405
       136,300   KLA-Tencor                                          6,291
       323,900   Network Appliance                                   9,555
       198,000   Network Associates                                 12,796
       229,000   Sterling Commerce                                  10,448
       233,200   Teradyne, Inc.                                     11,004
                                                                ---------------
                                                                   121,732
                                                                ---------------
  TRANSPORTATION (1.5%)
       346,500   Southwest Airlines                                  9,940
                                                                ---------------
  UTILITIES (1.8%)
       277,800   AES Corp.                                          12,223
                                                                ---------------
                 TOTAL COMMON STOCKS (COST $498,478)               634,350
                                                                ---------------
   Principal
     Amount
  ------------
  U.S. TREASURY SECURITIES (2.6%)
  $ 17,440,000   U.S. Treasury Bills, 4.95%, due 3/26/98 (COST
                  $17,380)                                          17,385
                                                                ---------------
  SHORT-TERM CORPORATE NOTES (3.8%)
    24,880,000   General Electric Capital Corp., 5.50%, due
                  3/2/98 (COST $24,880)                             24,880(4)
                                                                ---------------
                 TOTAL INVESTMENTS (102.1%) (COST $540,738)        676,615(5)
                 Liabilities, less cash, receivables and other
                  assets [(2.1%)]                                  (13,684)
                                                                ---------------
                 TOTAL NET ASSETS (100.0%)                      $  662,931
                                                                ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Sears, Roebuck                                  2.2%
 2.  Allstate Corp.                                  2.0%
 3.  CITICORP                                        2.0%
 4.  Unicom Corp.                                    1.9%
 5.  EXEL Ltd.                                       1.9%
 6.  Enron Corp.                                     1.9%
 7.  Chase Manhattan                                 1.8%
 8.  McDonald's Corp.                                1.8%
 9.  duPont                                          1.8%
10.  Crown Cork & Seal                               1.8%

                                                                      Market
     Number                                                          Value(1)
    of Shares                                                    (000's omitted)
  -------------                                                  ----------------
  COMMON STOCKS (95.9%)
  AEROSPACE (1.4%)
      1,100,000   Boeing Co.                                     $     59,675
                                                                 ----------------
  AIRLINES (2.5%)
      1,103,300   Continental Airlines Class B                         55,441
        100,000   Delta Air Lines                                      11,306
      1,400,000   Southwest Airlines                                   40,163
                                                                 ----------------
                                                                      106,910
                                                                 ----------------
  AUTO/TRUCK REPLACEMENT PARTS (3.1%)
      1,012,500   AutoZone, Inc.                                       30,628
        682,500   Cummins Engine                                       39,499
        954,600   Goodyear Tire & Rubber                               65,987
                                                                 ----------------
                                                                      136,114
                                                                 ----------------
  AUTOMOBILE MANUFACTURING (1.4%)
      1,600,000   Chrysler Corp.                                       62,300
                                                                 ----------------
  BANKING & FINANCIAL SERVICES (6.7%)
      1,070,960   Banc One                                             60,509
        628,000   Chase Manhattan                                      77,911

                                                                      Market
     Number                                                          Value(1)
    of Shares                                                    (000's omitted)
  -------------                                                  ----------------
        648,000   CITICORP                                       $     85,860
      1,466,000   Countrywide Credit Industries                        65,146
                                                                 ----------------
                                                                      289,426
                                                                 ----------------
  BUILDING, CONSTRUCTION & REFURNISHING (1.4%)
      1,115,900   USG Corp.                                            60,956
                                                                 ----------------
  CHEMICALS (3.0%)
      1,250,000   duPont                                               76,641
      1,357,600   Morton International                                 44,886
        153,079   Rhone-Poulenc ADR                                     7,070
                                                                 ----------------
                                                                      128,597
                                                                 ----------------
  COMMUNICATIONS (2.3%)
        844,400   BCE, Inc.                                            30,029
      1,855,000   WorldCom Inc.                                        70,838
                                                                 ----------------
                                                                      100,867
                                                                 ----------------
  DIVERSIFIED (1.9%)
        370,000   Minnesota Mining & Manufacturing                     31,566
      1,271,600   Tenneco Inc.                                         52,294
                                                                 ----------------
                                                                       83,860
                                                                 ----------------
  ELECTRONICS (2.7%)
      1,172,900   KLA-Tencor                                           54,137
      1,412,500   Raychem Corp.                                        61,355
         17,500   Rockwell International                                1,059
                                                                 ----------------
                                                                      116,551
                                                                 ----------------
  ENERGY (2.0%)
        637,300   CalEnergy Co.                                        17,087
      1,757,200   McDermott International                              69,190
                                                                 ----------------
                                                                       86,277
                                                                 ----------------
  ENTERTAINMENT (2.2%)
      1,982,900   Mirage Resorts                                       45,359
        750,000   Time Warner                                          50,625
                                                                 ----------------
                                                                       95,984
                                                                 ----------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                                      Market
     Number                                                          Value(1)
    of Shares                                                    (000's omitted)
  -------------                                                  ----------------
  FINANCIAL SERVICES (1.1%)
      1,174,400   SLM Holding                                    $     48,517
                                                                 ----------------
  FOOD & TOBACCO (4.7%)
      1,524,100   Anheuser-Busch                                       71,442
        200,000   Nabisco Holdings                                      9,438
      1,100,000   Philip Morris                                        47,781
      2,083,500   UST, Inc.                                            73,834
                                                                 ----------------
                                                                      202,495
                                                                 ----------------
  GAS (1.7%)
      1,554,800   Praxair, Inc.                                        74,339
                                                                 ----------------
  HEALTH CARE (6.4%)
        994,500   Amgen, Inc.                                          52,833
      1,373,400   Biogen, Inc.                                         60,601
        269,000   CIGNA Corp.                                          51,379
      1,780,950   Columbia/HCA Healthcare                              48,308
        713,042   Novartis AG ADR                                      65,065
                                                                 ----------------
                                                                      278,186
                                                                 ----------------
  INDUSTRIAL GOODS & SERVICES (3.5%)
        700,000   Corning Inc.                                         28,438
      1,406,800   Crown Cork & Seal                                    75,967
      1,205,000   Owens-Illinois                                       46,242
                                                                 ----------------
                                                                      150,647
                                                                 ----------------
  INSURANCE (11.2%)
        634,000   Aetna Inc.                                           55,396
        934,000   Allstate Corp.                                       87,095
        284,200   Aon Corp.                                            16,999
      1,245,800   EXEL Ltd.                                            82,456
      1,373,550   Orion Capital                                        67,046
        329,000   Progressive Corp.                                    38,123
        713,800   St. Paul Cos.                                        63,261
      1,361,000   Travelers Group                                      75,876
                                                                 ----------------
                                                                      486,252
                                                                 ----------------
  MEDIA (1.4%)
      1,724,181   Comcast Corp. Class A Special                        60,346
                                                                 ----------------
                                                                      Market
     Number                                                          Value(1)
    of Shares                                                    (000's omitted)
  -------------                                                  ----------------
  OIL & GAS (7.6%)
      1,485,200   Cabot Corp.                                    $     52,353
         76,000   Chevron Corp.                                         6,166
      1,746,000   Enron Corp.                                          82,062
      4,555,900   Gulf Canada Resources                                26,766
      1,343,000   Noble Affiliates                                     52,377
        104,600   Schlumberger Ltd.                                     7,884
      1,918,155   Union Pacific Resources Group                        42,919
      1,792,000   YPF SA ADR                                           56,672
                                                                 ----------------
                                                                      327,199
                                                                 ----------------
  PAPER & FOREST PRODUCTS (2.5%)
      1,420,000   Mead Corp.                                           48,546
      1,190,800   Weyerhaeuser Co.                                     59,466
                                                                 ----------------
                                                                      108,012
                                                                 ----------------
  PUBLISHING & BROADCASTING (1.3%)
        968,500   Knight Ridder                                        54,478
                                                                 ----------------
  RAILROADS (1.7%)
        720,000   Burlington Northern Santa Fe                         71,730
                                                                 ----------------
  REAL ESTATE (2.1%)
      3,426,100   Host Marriott                                        67,880
      1,607,700   Security Capital U.S. Realty                         22,347(6)
                                                                 ----------------
                                                                       90,227
                                                                 ----------------
  RESTAURANTS (1.8%)
      1,418,500   McDonald's Corp.                                     77,663
                                                                 ----------------
  RETAILING (1.2%)
        984,200   Harcourt General                                     53,147
                                                                 ----------------
  RETAILING & APPAREL (3.0%)
        700,000   Costco Cos.                                          34,212
      1,784,400   Sears, Roebuck                                       94,685
                                                                 ----------------
                                                                      128,897
                                                                 ----------------
  SPECIALTY CHEMICAL (0.9%)
        979,300   Millipore Corp.                                      37,030
                                                                 ----------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                                      Market
     Number                                                          Value(1)
    of Shares                                                    (000's omitted)
  -------------                                                  ----------------
  STEEL (1.7%)
      2,176,000   AK Steel Holding                               $     40,664
        661,000   Nucor Corp.                                          34,041
                                                                 ----------------
                                                                       74,705
                                                                 ----------------
  TECHNOLOGY (5.0%)
        705,000   First Data                                           23,970
      1,400,000   Komag, Inc.                                          20,125
      2,020,000   National Semiconductor                               48,228
        550,000   Quantum Corp.                                        13,819
      1,125,500   Texas Instruments                                    65,138
        774,800   Varian Associates                                    44,938
                                                                 ----------------
                                                                      216,218
                                                                 ----------------
  TRANSPORTATION (1.6%)
      1,123,200   FDX Corp.                                            71,534
                                                                 ----------------
  UTILITIES (4.9%)
      2,426,000   Edison International                                 67,018
      2,057,000   PG&E Corp.                                           62,096
      2,600,000   Unicom Corp.                                         83,362
                                                                 ----------------
                                                                      212,476
                                                                 ----------------
                  TOTAL COMMON STOCKS (COST $3,409,726)             4,151,615
                                                                 ----------------
  PREFERRED STOCKS (0.0%)
        566,700   Fresenius National Medical Care, Class D
                    (COST $108)                                            31
                                                                 ----------------
                                                                      Market
     Number                                                          Value(1)
    of Shares                                                    (000's omitted)
  -------------                                                  ----------------

  WARRANTS (0.0%)
         44,356   Security Capital Group, Class B, Expire
                   9/18/98 (COST $0)                             $        163
                                                                 ----------------

    Principal
     Amount
  -------------
  U.S. TREASURY SECURITIES (2.8%)
  $ 120,000,000   U.S. Treasury Bills, 5.00% - 5.08%, due
                   4/2/98 & 4/9/98  (COST $119,432)                   119,449
                                                                 ----------------
  SHORT-TERM CORPORATE NOTES (1.3%)
     57,420,000   General Electric Capital Corp., 5.50%, due
                   3/2/98 (COST $57,420)                               57,420(4)
                                                                 ----------------
                  TOTAL INVESTMENTS (100.0%) (COST $3,586,686)      4,328,678(5)
                  Liabilities, less cash, receivables and other
                   assets [(0.0%)]                                        (13)
                                                                 ----------------
                  TOTAL NET ASSETS (100.0%)                      $  4,328,665
                                                                 ----------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  A.G. Edwards                                    2.8%
 2.  Warner-Lambert                                  2.5%
 3.  ReliaStar Financial                             2.4%
 4.  Hasbro, Inc.                                    2.3%
 5.  Southern New England                            2.3%
     Telecommunications
 6.  Wal-Mart Stores                                 2.2%
 7.  WorldCom Inc.                                   2.2%
 8.  Intel Corp.                                     2.2%
 9.  Ambac Financial Group                           2.2%
10.  Cincinnati Milacron                             2.1%

                                                              Market
                                                             Value(1)
  Number                                                      (000's
of Shares                                                    omitted)
----------                                                 -------------
COMMON STOCKS (94.2%)
ADVERTISING (2.0%)
   240,000  True North Communications                      $     6,195
                                                           -------------
AUTOMOTIVE (1.8%)
   100,000  Borg-Warner Automotive                               5,863
                                                           -------------
BANKING (9.6%)
    45,000  CITICORP                                             5,962
   200,000  Dime Bancorp                                         6,100
   105,000  Mercantile Bancorporation                            5,841
    90,000  National City                                        5,873
   165,000  Southtrust Corp.                                     6,744
                                                           -------------
                                                                30,520
                                                           -------------
CHEMICALS (4.6%)
   140,300  Dexter Corp.                                         5,700
    60,000  Minerals Technologies                                2,865
    80,000  Perkin-Elmer                                         5,855
                                                           -------------
                                                                14,420
                                                           -------------

                                                              Market
                                                             Value(1)
  Number                                                      (000's
of Shares                                                    omitted)
----------                                                 -------------
CONSUMER GOODS & SERVICES
(5.5%)
   200,000  Hasbro, Inc.                                   $     7,262
   120,000  Kimberly-Clark                                       6,682
    40,000  Procter & Gamble                                     3,398
                                                           -------------
                                                                17,342
                                                           -------------
DIVERSIFIED (3.4%)
    53,000  Minnesota Mining & Manufacturing                     4,522
   120,000  Tyco International                                   6,090
                                                           -------------
                                                                10,612
                                                           -------------
ENERGY (1.5%)
   120,000  Noble Affiliates                                     4,680
                                                           -------------
FINANCIAL SERVICES (9.6%)
   210,000  A.G. Edwards                                         8,833
    68,400  ADVANTA Corp. Class A                                1,612
    36,480  ADVANTA Corp. Class B                                  802
   128,000  Ambac Financial Group                                6,816
   100,000  Fannie Mae                                           6,381
   105,000  Travelers Group                                      5,854
                                                           -------------
                                                                30,298
                                                           -------------
FOOD & BEVERAGE (1.7%)
   100,000  McDonald's Corp.                                     5,475
                                                           -------------
FURNISHINGS (1.7%)
   110,000  Leggett & Platt                                      5,521
                                                           -------------
HEALTH CARE (9.8%)
   140,000  Biogen, Inc.                                         6,177
   200,000  Invacare Corp.                                       4,588
    80,000  Johnson & Johnson                                    6,040
   100,000  SmithKline Beecham ADR                               6,187
    55,000  Warner-Lambert                                       8,044
                                                           -------------
                                                                31,036
                                                           -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                                              Market
                                                             Value(1)
  Number                                                      (000's
of Shares                                                    omitted)
----------                                                 -------------
INDUSTRIAL & COMMERCIAL PRODUCTS
(3.3%)
   110,000  Corning Inc.                                   $     4,469
   140,000  Raychem Corp.                                        6,081
                                                           -------------
                                                                10,550
                                                           -------------
INSURANCE (6.0%)
   200,000  ESG Re                                               5,300
   160,000  ReliaStar Financial                                  7,610
    70,000  St. Paul Cos.                                        6,204
                                                           -------------
                                                                19,114
                                                           -------------
MACHINERY & EQUIPMENT (2.1%)
   220,000  Cincinnati Milacron                                  6,792
                                                           -------------
OIL & GAS (1.2%)
   220,000  Seagull Energy                                       3,713
                                                           -------------
OIL SERVICES (3.0%)
   120,000  Dresser Industries                                   5,362
    90,000  Tidewater Inc.                                       4,005
                                                           -------------
                                                                 9,367
                                                           -------------
PUBLISHING & BROADCASTING (3.2%)
   188,200  CMP Media                                            4,446
   150,000  Valassis Communications                              5,719
                                                           -------------
                                                                10,165
                                                           -------------
RECYCLING (1.0%)
   187,500  IMCO Recycling                                       3,246
                                                           -------------
RETAIL STORES (2.1%)
   125,000  Sears, Roebuck                                       6,633
                                                           -------------
RETAILING (3.7%)
   100,000  Costco Cos.                                          4,887
   150,000  Wal-Mart Stores                                      6,947
                                                           -------------
                                                                11,834
                                                           -------------
TECHNOLOGY (7.5%)
   110,000  AMP, Inc.                                            4,861
    91,000  Hewlett-Packard                                      6,097
    76,000  Intel Corp.                                          6,816
   330,000  Unisys Corp.                                         5,899
                                                           -------------
                                                                23,673
                                                           -------------
                                                              Market
                                                             Value(1)
  Number                                                      (000's
of Shares                                                    omitted)
----------                                                 -------------
TELECOMMUNICATIONS (6.1%)
   450,000  Metromedia International Group                 $     5,119
   114,000  Southern New England Telecommunications              7,196
   180,000  WorldCom Inc.                                        6,874
                                                           -------------
                                                                19,189
                                                           -------------
UTILITIES, ELECTRIC & GAS (3.8%)
   110,000  Cinergy Corp.                                        3,829
   225,000  DPL Inc.                                             4,092
   115,000  KeySpan Energy                                       4,090
                                                           -------------
                                                                12,011
                                                           -------------
            TOTAL COMMON STOCKS (COST $209,454)                298,249
                                                           -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (4.7%)
$14,885,000 U.S. Treasury Bills, 4.97% & 5.245%, due
             3/5/98 & 4/23/98  (COST $14,828)                   14,828(4)
                                                           -------------
CERTIFICATES OF DEPOSIT (0.0%)
   100,000  Self Help Credit Union, 5.20%, due 5/26/98
             (COST $100)                                           100  (4)
                                                           -------------
            TOTAL INVESTMENTS (98.9%) (COST $224,382)          313,177  (5)
            Cash, receivables and other assets, less
             liabilities (1.1%)                                  3,386
                                                           -------------
            TOTAL NET ASSETS (100.0%)                      $   316,563
                                                           -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolios value all other securities by a method that the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated issuer (see Note E of Notes to Financial Statements).
3) The following securities were held in escrow at February 28, 1998, to cover outstanding call options written:

                                        SECURITIES AND    MARKET VALUE   PREMIUM ON    MARKET VALUE
NEUBERGER&BERMAN            SHARES         OPTIONS       OF SECURITIES     OPTIONS      OF OPTIONS
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO              100,000       Applied        $  3,681,250    $  96,997     $   50,000
                                       Materials March
                                          1998 @ 40
GUARDIAN PORTFOLIO           300,000       Applied        $ 11,043,750    $ 347,238     $  150,000
                                       Materials March
                                          1998 @ 40
                             100,000   Compaq Computer    $  3,206,250    $ 234,492     $  112,500
                                       April 1998 @ 35
                             200,000   Compaq Computer    $  6,412,500    $ 818,853     $1,050,000
                                       April 1998 @ 55
                             200,000      Fannie Mae      $ 12,762,500    $ 693,977     $  800,000
                                       March 1998 @ 60
                             100,000      Fannie Mae      $  6,381,250    $ 546,981     $  525,000
                                       April 1998 @ 60

4) At cost, which approximates market value.
5) At February 28, 1998, selected Portfolio information on a Federal income tax basis was as follows:

                                                          GROSS           GROSS
                                                       UNREALIZED      UNREALIZED    NET UNREALIZED
NEUBERGER&BERMAN                          COST        APPRECIATION    DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                      $1,069,699,000  $  704,548,000   $ 18,653,000   $  685,895,000
GENESIS PORTFOLIO                     2,040,734,000     369,078,000     55,206,000      313,872,000
GUARDIAN PORTFOLIO                    5,868,350,000   2,981,275,000    167,004,000    2,814,271,000
MANHATTAN PORTFOLIO                     540,738,000     153,708,000     17,831,000      135,877,000
PARTNERS PORTFOLIO                    3,587,977,000     789,866,000     49,165,000      740,701,000
SOCIALLY RESPONSIVE PORTFOLIO           224,409,000      91,974,000      3,206,000       88,768,000

6) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At February 28, 1998, these securities amounted to $2,948,000 or .1% of net assets for Neuberger&Berman Genesis Portfolio, $18,112,000 or .2% of net assets for Neuberger&Berman Guardian Portfolio, and $22,347,000 or .5% of net assets for Neuberger&Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Equity Managers Trust


                                                                                     FOCUS       GENESIS
(000'S OMITTED)                                                                    PORTFOLIO    PORTFOLIO
                                                                                  ------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of Investments:
          Unaffiliated issuers                                                    $1,662,141   $2,307,756
          Non-controlled affiliated issuers                                           93,453       46,850
                                                                                  ------------------------
                                                                                   1,755,594    2,354,606
      Cash                                                                                10            4
      Deferred organization costs (Note A)                                                 4            1
      Dividends and interest receivable                                                  969        1,413
      Prepaid expenses and other assets                                                   24           13
      Receivable for securities sold                                                  29,134          448
                                                                                  ------------------------
                                                                                   1,785,735    2,356,485
                                                                                  ------------------------
LIABILITIES
      Option contracts written, at market value (Note A)                                  50           --
      Payable for collateral on securities loaned (Note A)                                --        3,300
      Payable for securities purchased                                                21,098       21,758
      Payable to investment manager (Note B)                                             623        1,193
      Accrued expenses                                                                    78          107
                                                                                  ------------------------
                                                                                      21,849       26,358
                                                                                  ------------------------
NET ASSETS Applicable to Investors' Beneficial Interests                          $1,763,886   $2,330,127
                                                                                  ------------------------

NET ASSETS consist of:
      Paid-in capital                                                             $1,076,169   $2,016,255
      Net unrealized appreciation in value of investment securities and option
        contracts                                                                    687,717      313,872
                                                                                  ------------------------
NET ASSETS                                                                        $1,763,886   $2,330,127
                                                                                  ------------------------
*Cost of investments:
Unaffiliated issuers                                                              $  990,099   $1,997,751
Non-controlled affiliated issuers                                                     77,824       42,983
                                                                                  ------------------------
      Total cost of investments                                                   $1,067,923   $2,040,734
                                                                                  ------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

                                                                                                                         SOCIALLY
                                                                                   GUARDIAN    MANHATTAN    PARTNERS    RESPONSIVE
                                                                                   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                                                  ------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of Investments:
          Unaffiliated issuers                                                    $7,357,326   $676,615    $4,328,678    $313,177
          Non-controlled affiliated issuers                                        1,325,295         --            --          --
                                                                                  ------------------------------------------------
                                                                                   8,682,621    676,615     4,328,678     313,177
      Cash                                                                                 8         14             9           2
      Deferred organization costs (Note A)                                                11          4             7           7
      Dividends and interest receivable                                                7,281        187         4,944         379
      Prepaid expenses and other assets                                                  138         10            54           4
      Receivable for securities sold                                                 161,519     10,559        80,070       3,165
                                                                                  ------------------------------------------------
                                                                                   8,851,578    687,389     4,413,762     316,734
                                                                                  ------------------------------------------------
LIABILITIES
      Option contracts written, at market value (Note A)                               2,638         --            --          --
      Payable for collateral on securities loaned (Note A)                            35,000     17,094           784          --
      Payable for securities purchased                                                36,888      6,987        82,745          --
      Payable to investment manager (Note B)                                           2,885        260         1,430         136
      Accrued expenses                                                                   343        117           138          35
                                                                                  ------------------------------------------------
                                                                                      77,754     24,458        85,097         171
                                                                                  ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial Interests                          $8,773,824   $662,931    $4,328,665    $316,563
                                                                                  ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                                                             $5,959,324   $527,054    $3,586,673    $227,768
      Net unrealized appreciation in value of investment securities and option
        contracts                                                                  2,814,500    135,877       741,992      88,795
                                                                                  ------------------------------------------------
NET ASSETS                                                                        $8,773,824   $662,931    $4,328,665    $316,563
                                                                                  ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                                              $4,901,488   $540,738    $3,586,686    $224,382
Non-controlled affiliated issuers                                                    966,637         --            --          --
                                                                                  ------------------------------------------------
      Total cost of investments                                                   $5,868,125   $540,738    $3,586,686    $224,382
                                                                                  ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Equity Managers Trust


                                                                                    FOCUS      GENESIS
(000'S OMITTED)                                                                   PORTFOLIO   PORTFOLIO
                                                                                  ---------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers                                     $  7,523     $ 9,369
      Dividend income -- non-controlled affiliated issuers                             288          --
      Interest income                                                                  747       4,530
      Foreign taxes withheld (Note A)                                                   --          --
                                                                                  ---------------------
        Total income                                                                 8,558      13,899
                                                                                  ---------------------
    Expenses:
      Investment management fee (Note B)                                             3,875       5,790
      Accounting fees                                                                    5           5
      Amortization of deferred organization and initial offering expenses (Note
        A)                                                                               4           1
      Auditing fees                                                                     22          12
      Custodian fees (Note B)                                                          146         179
      Insurance expense                                                                 11           7
      Legal fees                                                                        11          46
      Trustees' fees and expenses                                                       10          11
      Miscellaneous                                                                     --          19
                                                                                  ---------------------
        Total expenses                                                               4,084       6,070
      Fee waived by investment manager and/or expenses reduced by custodian fee
        expense offset arrangement (Note B)                                             (1)         (2)
                                                                                  ---------------------
        Total net expenses                                                           4,083       6,068
                                                                                  ---------------------
        Net investment income (loss)                                                 4,475       7,831
                                                                                  ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities sold in unaffiliated issuers         32,299      24,505
    Net realized gain (loss) on investment securities sold in non-controlled
      affiliated issuers                                                             6,405          --
    Net realized loss on option contracts (Note A)                                  (3,764)         --
    Change in net unrealized appreciation of investment securities and option
      contracts                                                                    103,490      41,592
                                                                                  ---------------------
        Net gain on investments                                                    138,430      66,097
                                                                                  ---------------------
        Net increase in net assets resulting from operations                      $142,905     $73,928
                                                                                  ---------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

                                                                                                                       SOCIALLY
                                                                                  GUARDIAN    MANHATTAN   PARTNERS    RESPONSIVE
                                                                                  PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                                                  ----------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers                                     $ 45,631     $   909    $ 23,952     $ 1,805
      Dividend income -- non-controlled affiliated issuers                           1,961          --          --          --
      Interest income                                                               16,550         877       4,422         332
      Foreign taxes withheld (Note A)                                                 (341)         (3)         --          (5)
                                                                                  ----------------------------------------------
        Total income                                                                63,801       1,783      28,374       2,132
                                                                                  ----------------------------------------------
    Expenses:
      Investment management fee (Note B)                                            18,716       1,655       8,593         763
      Accounting fees                                                                    5           5           5           5
      Amortization of deferred organization and initial offering expenses (Note
        A)                                                                              12           5           9           3
      Auditing fees                                                                     26          25          23          12
      Custodian fees (Note B)                                                          639          85         304          51
      Insurance expense                                                                 62           4          24           2
      Legal fees                                                                        12          13          12          12
      Trustees' fees and expenses                                                       42           6          20           4
      Miscellaneous                                                                     --           6          --          --
                                                                                  ----------------------------------------------
        Total expenses                                                              19,514       1,804       8,990         852
      Fee waived by investment manager and/or expenses reduced by custodian fee
        expense offset arrangement (Note B)                                             --          --          --          --
                                                                                  ----------------------------------------------
        Total net expenses                                                          19,514       1,804       8,990         852
                                                                                  ----------------------------------------------
        Net investment income (loss)                                                44,287         (21)     19,384       1,280
                                                                                  ----------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities sold in unaffiliated issuers        216,558      21,812     319,848      14,653
    Net realized gain (loss) on investment securities sold in non-controlled
      affiliated issuers                                                            (1,853)         --          --          --
    Net realized loss on option contracts (Note A)                                 (11,852)         --          --          --
    Change in net unrealized appreciation of investment securities and option
      contracts                                                                    219,142      42,595      40,439      21,509
                                                                                  ----------------------------------------------
        Net gain on investments                                                    421,995      64,407     360,287      36,162
                                                                                  ----------------------------------------------
        Net increase in net assets resulting from operations                      $466,282     $64,386    $379,671     $37,442
                                                                                  ----------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Equity Managers Trust

                                                              FOCUS                      GENESIS
                                                            PORTFOLIO                   PORTFOLIO
                                                     Six Months                  Six Months
                                                        Ended          Year         Ended          Year
                                                    February 28,      Ended     February 28,      Ended
                                                        1998        August 31,      1998        August 31,
(000'S OMITTED)                                      (UNAUDITED)       1997      (UNAUDITED)       1997
                                                    ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                      $    4,475    $    7,119    $    7,831    $    1,728
    Net realized gain on investments                      34,940       176,471        24,505        18,411
    Change in net unrealized appreciation of
      investments                                        103,490       298,137        41,592       211,059
                                                    ------------------------------------------------------
    Net increase in net assets resulting from
      operations                                         142,905       481,727        73,928       231,198
                                                    ------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                            136,750       156,839     1,238,836       609,195
    Reductions                                           (89,210)     (187,496)      (66,288)      (16,606)
                                                    ------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from transactions in investors'
      beneficial interests                                47,540       (30,657)    1,172,548       592,589
                                                    ------------------------------------------------------
NET INCREASE IN NET ASSETS                               190,445       451,070     1,246,476       823,787
NET ASSETS:
    Beginning of period                                1,573,441     1,122,371     1,083,651       259,864
                                                    ------------------------------------------------------
    End of period                                     $1,763,886    $1,573,441    $2,330,127    $1,083,651
                                                    ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                        GUARDIAN                   MANHATTAN                     PARTNERS
                                                       PORTFOLIO                   PORTFOLIO                     PORTFOLIO
                                                Six Months                  Six Months                    Six Months
                                                   Ended          Year         Ended          Year          Ended           Year
                                               February 28,      Ended     February 28,      Ended       February 28,      Ended
                                                   1998        August 31,      1998        August 31,        1998        August 31,
                                                (UNAUDITED)       1997      (UNAUDITED)       1997       (UNAUDITED)        1997
                                               ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                 $   44,287    $   66,858     $    (21)    $   1,154       $   19,384    $   28,316
    Net realized gain on investments                202,853       871,150       21,812       180,525          319,848       531,668
    Change in net unrealized appreciation of
      investments                                   219,142     1,570,338       42,595        10,646           40,439       473,597
                                               ------------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations                                    466,282     2,508,346       64,386       192,325          379,671     1,033,581
                                               ------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                       285,502       592,646       24,255        41,417          477,524       715,909
    Reductions                                     (736,167)     (575,327)     (47,453)     (179,425)        (104,103)     (173,520)
                                               ------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from transactions in
      investors' beneficial interests              (450,665)       17,319      (23,198)     (138,008)         373,421       542,389
                                               ------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                           15,617     2,525,665       41,188        54,317          753,092     1,575,970
NET ASSETS:
    Beginning of period                           8,758,207     6,232,542      621,743       567,426        3,575,573     1,999,603
                                               ------------------------------------------------------------------------------------
    End of period                                $8,773,824    $8,758,207     $662,931     $ 621,743       $4,328,665    $3,575,573
                                               ------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                                                            SOCIALLY
                                                                                           RESPONSIVE
                                                                                           PORTFOLIO
                                                                                    Six Months
                                                                                       Ended           Year
                                                                                   February 28,       Ended
                                                                                       1998         August 31,
(000'S OMITTED)                                                                     (UNAUDITED)        1997
                                                                                  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                                       $  1,280      $  2,214
    Net realized gain on investments                                                     14,653        11,478
    Change in net unrealized appreciation of investments                                 21,509        44,043
                                                                                  ----------------------------
    Net increase in net assets resulting from operations                                 37,442        57,735
                                                                                  ----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                                            32,087        57,455
    Reductions                                                                           (9,247)      (17,394)
                                                                                  ----------------------------
    Net increase (decrease) in net assets resulting from transactions in
      investors' beneficial interests                                                    22,840        40,061
                                                                                  ----------------------------
NET INCREASE IN NET ASSETS                                                               60,282        97,796
NET ASSETS:
    Beginning of period                                                                 256,281       158,485
                                                                                  ----------------------------
    End of period                                                                      $316,563      $256,281
                                                                                  ----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus"), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger&Berman Manhattan Portfolio ("Manhattan"), Neuberger& Berman Partners Portfolio ("Partners"), and Neuberger&Berman Socially Responsive Portfolio ("Socially Responsive") (collectively, the "Portfolios") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("N&B Management"), whose financial statements are not presented herein, also invest in Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, are recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) ORGANIZATION EXPENSES: Expenses incurred by each Portfolio in connection with its organization are being amortized by each Portfolio on a straight-line basis over a five-year period. At February 28, 1998, the unamortized balance of such expenses amounted to $3,668, $809, $10,741, $4,091, $7,440, and
   $6,989, for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.
8) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
9) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of option transactions for the six months ended February 28, 1998:

                                                  VALUE WHEN
FOCUS                                 NUMBER        WRITTEN
-------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/97         1,250       $ 1,985,185
CONTRACTS WRITTEN                     2,500           654,978
CONTRACTS EXPIRED                         0                 0
CONTRACTS EXERCISED                  (1,000)         (371,987)
CONTRACTS CLOSED                     (1,750)       (2,171,179)
                                     ------------------------
CONTRACTS OUTSTANDING 2/28/98         1,000       $    96,997
                                     ------------------------

                                                       VALUE WHEN
GUARDIAN                               NUMBER           WRITTEN
------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/97             7,997       $  5,491,034
CONTRACTS WRITTEN                        13,000          3,460,513
CONTRACTS EXPIRED                             0                  0
CONTRACTS EXERCISED                      (8,030)        (5,376,565)
CONTRACTS CLOSED                         (3,967)          (933,441)
                                     -----------------------------
CONTRACTS OUTSTANDING 2/28/98             9,000       $  2,641,541
                                     -----------------------------

10) SECURITY LENDING: Portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Portfolio securities loans to Neuberger&Berman, LLC ("Neuberger"), the Portfolios' principal broker and sub-adviser, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios receive cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios receive income earned on the lent securities and a portion of the income earned on the cash collateral. During the six months ended February 28, 1998, Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive lent securities to Neuberger. At February 28, 1998, the value of the securities loaned and the value of the collateral were as follows:

                                        VALUE OF
                                       SECURITIES        VALUE OF
                                         LOANED         COLLATERAL
---------------------------------------------------------------------
GENESIS                              $     3,187,500  $     3,300,000
GUARDIAN                                  33,937,500       35,000,000
MANHATTAN                                 16,613,094       17,094,400
PARTNERS                                     755,000          784,000

11) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains N&B Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis) pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Prior to December 15, 1997, N&B Management had voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Trust to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis. Effective December 15, 1997, the above waiver was terminated.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $474, $2,002, $378, $241, $269, and $108, for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended February 28, 1998, there were purchase and sale transactions (excluding short-term securities and option contracts) as follows:

                                        PURCHASES          SALES
---------------------------------------------------------------------
FOCUS                                $   447,275,784  $   489,078,798
GENESIS                                1,056,190,516      124,203,828
GUARDIAN                               1,776,344,276    1,849,371,286
MANHATTAN                                267,343,782      273,721,632
PARTNERS                               2,192,592,514    1,791,409,499
SOCIALLY RESPONSIVE                       89,435,007       71,045,986

   During the six months ended February 28, 1998, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                             OTHER
                                               NEUBERGER    BROKERS      TOTAL
---------------------------------------------------------------------------------
FOCUS                                          $ 467,982   $  467,990  $  935,972
GENESIS                                          803,599      869,152   1,672,751
GUARDIAN                                       2,136,335    1,745,085   3,881,420
MANHATTAN                                        264,094      266,094     530,188
PARTNERS                                       2,544,056    1,693,940   4,237,996
SOCIALLY RESPONSIVE                              165,745       44,308     210,053

   In addition, Neuberger's share of the total interest income earned for the six months ended February 28, 1998, from the collateralization of securities loaned to or through Neuberger was $2,092, $93,415, $296,469, $95,451, $32,622,
and $10,833, for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE D -- COMBINED LINE OF CREDIT:
   At February 28, 1998, Genesis and Manhattan were two of the holders of an unsecured $60,000,000 combined line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus .75% per annum. A facility fee of .1% per annum of the available line of credit is charged, of which Genesis and Manhattan each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears, commencing June 30, 1997. No compensating balance is required. Another investment company managed by N&B Management also participates in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $60,000,000 at any particular time. Genesis and

Manhattan had no loans outstanding pursuant to this line of credit at February 28, 1998. During the six months ended February 28, 1998, neither Genesis nor Manhattan utilized this line of credit.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

FOCUS

                                BALANCE OF     GROSS      GROSS      BALANCE OF
                                SHARES HELD  PURCHASES    SALES     SHARES HELD      VALUE
                                AUGUST 31,      AND        AND      FEBRUARY 28,  FEBRUARY 28,
NAME OF ISSUER:                    1997      ADDITIONS  REDUCTIONS      1998          1998
----------------------------------------------------------------------------------------------
ADVANTA Corp. Class A            1,691,500          0     727,345       964,155   $22,717,902
DT Industries                    1,045,000          0      15,000     1,030,000    36,307,500
Sierra Health Services             934,500      5,500           0       940,000    34,427,500

GENESIS

                                BALANCE OF
                                  SHARES      GROSS      GROSS      BALANCE OF
                                   HELD     PURCHASES    SALES     SHARES HELD      VALUE
                                AUGUST 31,     AND        AND      FEBRUARY 28,  FEBRUARY 28,
NAME OF ISSUER:                    1997     ADDITIONS  REDUCTIONS      1998          1998
---------------------------------------------------------------------------------------------
Aviall Inc.                       947,000    247,100           0     1,194,100   $17,165,188
Borland International           1,378,700    657,600           0     2,036,300    18,963,044
ElderTrust                              0    335,000           0       335,000     6,071,875
Pameco Corp.                      119,900    161,900           0       281,800     4,649,700

GUARDIAN

                                 BALANCE OF     GROSS      GROSS      BALANCE OF
                                SHARES HELD   PURCHASES    SALES     SHARES HELD       VALUE
                                 AUGUST 31,      AND        AND      FEBRUARY 28,  FEBRUARY 28,
NAME OF ISSUER:                     1997      ADDITIONS  REDUCTIONS      1998          1998
------------------------------------------------------------------------------------------------
AGCO Corp.                        4,737,400    622,800           0     5,360,200   $150,755,625
Capital One Financial             4,445,000          0      65,000     4,380,000    294,281,250
Coltec Industries                 4,893,900          0           0     4,893,900    127,547,269
Countrywide Credit Industries     5,445,000    385,000           0     5,830,000    259,070,625
Foundation Health Systems         9,065,800    909,100           0     9,974,900    276,180,044
PacifiCare Health Systems
 Class B                          1,327,790    138,000           0     1,465,790     91,611,875
UCAR International                3,404,400    575,000     325,000     3,654,400    125,848,400
Zeigler Coal Holding**            1,702,000          0   1,702,000             0              0

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT FEBRUARY 28, 1998, THE ISSUERS OF THESE SECURITIES WERE NO LONGER
  AFFILIATED WITH THE PORTFOLIO.

NOTE F -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Portfolio without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                                             Six Months
                                                               Ended                                              Period from
                                                            February 28,                                       August 2, 1993(1)
                                                                1998             Year Ended August 31,           to August 31,
                                                            (UNAUDITED)      1997      1996     1995    1994         1993
                                                            --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                              .51%(3)      .53%      .54%     --      --           --
                                                            --------------------------------------------------------------------
    Net Expenses                                                   .51%(3)      .53%      .54%    .57%    .58%         .58%(3)
                                                            --------------------------------------------------------------------
    Net Investment Income                                          .56%(3)      .54%     1.04%   1.05%   1.16%        1.46%(3)
                                                            --------------------------------------------------------------------
Portfolio Turnover Rate                                             29%          63%       39%     36%     52%           4%
                                                            --------------------------------------------------------------------
Average Commission Rate Paid                                   $0.0536      $0.0555   $0.0578      --      --           --
                                                            --------------------------------------------------------------------
Net Assets, End of Period (in millions)                       $1,763.9     $1,573.4  $1,122.4  $969.2  $645.0       $574.0
                                                            --------------------------------------------------------------------

1) The date investment operation commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                             Six Months
                                               Ended                                                               Period from
                                            February 28,                                                        August 2, 1993(1)
                                                1998                       Year Ended August 31,                  to August 31,
                                            (UNAUDITED)         1997           1996         1995         1994         1993
                                          ---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                           .70%(3)             .77%          .85%          --          --           --
                                          ---------------------------------------------------------------------------------------
    Net Expenses                                .70%(3)(4)          .77%(4)       .85%(4)      .94%(4)     .98%        1.07%(3)
                                          ---------------------------------------------------------------------------------------
    Net Investment Income                       .91%(3)(4)          .32%(4)       .27%(4)      .25%(4)     .18%         .37%(3)
                                          ---------------------------------------------------------------------------------------
Portfolio Turnover Rate                           8%                 18%           21%          37%         63%           3%
                                          ---------------------------------------------------------------------------------------
Average Commission Rate Paid                $0.0550             $0.0565       $0.0576           --          --           --
                                          ---------------------------------------------------------------------------------------
Net Assets, End of Period (in millions)    $2,330.1            $1,083.7        $259.9       $142.2      $138.6       $118.6
                                          ---------------------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. These ratios include the management fee waiver.

3) Annualized.

4) Had N&B Management not waived a portion of the management fee, the annualized ratios of net expenses and net investment income to average net assets would have been:

                             Six Months
                               Ended
                            February 28,              Year Ended
                                1998                  August 31,
                            (UNAUDITED)       1997       1996       1995
------------------------------------------
Net Expenses                    .75%          .87%       .95%       .97%
Net Investment Income           .86%          .22%       .17%       .22%

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                     Six Months
                                                       Ended                                                      Period from
                                                    February 28,                                               August 2, 1993(1)
                                                        1998                 Year Ended August 31,               to August 31,
                                                    (UNAUDITED)      1997       1996       1995       1994           1993
                                                    ----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                      .46%(3)       .46%       .46%        --         --            --
                                                    ----------------------------------------------------------------------------
    Net Expenses                                           .46%(3)       .46%       .46%       .48%       .50%          .51%(3)
                                                    ----------------------------------------------------------------------------
    Net Investment Income                                 1.03%(3)       .89%      1.72%      1.72%      1.66%         2.45%(3)
                                                    ----------------------------------------------------------------------------
Portfolio Turnover Rate                                     22%           50%        37%        26%        24%            3%
                                                    ----------------------------------------------------------------------------
Average Commission Rate Paid                           $0.0541       $0.0538    $0.0580         --         --            --
                                                    ----------------------------------------------------------------------------
Net Assets, End of Period (in millions)               $8,773.8      $8,758.2   $6,232.5   $4,613.2   $2,480.3      $1,777.6
                                                    ----------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                                 Six Months
                                                    Ended                                                     Period from
                                                February 28,                                               August 2, 1993(1)
                                                    1998                  Year Ended August 31,              to August 31,
                                                 (UNAUDITED)       1997        1996       1995     1994          1993
                                               -----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                 .58%(3)          .59%        .58%      --       --            --
                                               -----------------------------------------------------------------------------
    Net Expenses                                      .58%(3)          .59%        .58%     .59%     .59%          .59%(3)
                                               -----------------------------------------------------------------------------
    Net Investment Income (Loss)                     (.01%)(3)         .20%        .13%     .42%     .53%          .55%(3)
                                               -----------------------------------------------------------------------------
Portfolio Turnover Rate                                45%              89%         53%      44%      50%            3%
                                               -----------------------------------------------------------------------------
Average Commission Rate Paid                      $0.0580          $0.0573     $0.0373       --       --            --
                                               -----------------------------------------------------------------------------
Net Assets, End of Period (in millions)            $662.9           $621.7      $567.4   $645.4   $521.7        $536.8
                                               -----------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                                     Six Months
                                                       Ended                                                      Period from
                                                    February 28,                                               August 2, 1993(1)
                                                        1998                 Year Ended August 31,               to August 31,
                                                    (UNAUDITED)      1997       1996       1995       1994           1993
                                                    ----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                      .47%(3)       .48%       .51%        --         --            --
                                                    ----------------------------------------------------------------------------
    Net Expenses                                           .47%(3)       .48%       .51%       .53%       .54%          .54%(3)
                                                    ----------------------------------------------------------------------------
    Net Investment Income                                 1.02%(3)      1.05%      1.26%      1.13%       .75%         1.19%(3)
                                                    ----------------------------------------------------------------------------
Portfolio Turnover Rate                                     49%           77%        96%        98%        75%            8%
                                                    ----------------------------------------------------------------------------
Average Commission Rate Paid                           $0.0548       $0.0522    $0.0494         --         --            --
                                                    ----------------------------------------------------------------------------
Net Assets, End of Period (in millions)               $4,328.7      $3,575.6   $1,999.6   $1,623.5   $1,340.3      $1,182.1
                                                    ----------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                                    Six Months
                                                                       Ended                                     Period from
                                                                   February 28,                               March 14, 1994(1)
                                                                       1998          Year Ended August 31,      to August 31,
                                                                    (UNAUDITED)     1997     1996     1995          1994
                                                                   ------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                                     .61%(3)      .63%     .65%      --            --
                                                                   ------------------------------------------------------------
    Net Expenses                                                          .61%(3)      .63%     .65%     .68%          .69%(3)
                                                                   ------------------------------------------------------------
    Net Investment Income                                                 .92%(3)     1.08%    1.02%    1.18%         1.33%(3)
                                                                   ------------------------------------------------------------
Portfolio Turnover Rate                                                    26%          51%      53%      58%           14%
                                                                   ------------------------------------------------------------
Average Commission Rate Paid                                          $0.0550      $0.0568  $0.0587       --            --
                                                                   ------------------------------------------------------------
Net Assets, End of Period (in millions)                                $316.6       $256.3   $158.5    $96.7         $70.7
                                                                   ------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

  Neuberger&Berman Management Inc.-Registered Trademark-

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            Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

            [LOGO]  PRINTED ON RECYCLED PAPER                     NBESAR030298







                           KIRKPATRICK & LOCKHART LLP
                         1800 MASSACHUSETTS AVENUE, N.W.
                                    2ND FLOOR
                           WASHINGTON, D.C. 10036-1800
                            TELEPHONE (202) 778-9000
                            FACSIMILE (202) 778-9100

                                   May 4, 1998


VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      Neuberger & Berman Equity Trust:
                  Neuberger & Berman Focus Trust
                  Neuberger & Berman Genesis Trust
                  Neuberger & Berman Guardian Trust
                  Neuberger & Berman Manhattan Trust
                  Neuberger & Berman Partners Trust
                  1933 Act File No. 33-64368
                  1940 Act File No. 811-7784

                  Neuberger & Berman Equity Assets:
                  Neuberger & Berman Socially Responsive Trust
                  1933 Act File No. 33-82568
                  1940 Act File No. 811-8106
                  --------------------------------------------

Dear Sir or Madam:

         Transmitted herewith for filing is the Semi-Annual Report to Shareholders of the above-referenced series of Neuberger & Berman Equity Trust and the above-named series of Neuberger & Berman Equity Assets for the period ended February 28, 1998. This filing is being made pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, and Rule 30b2-1 thereunder.

         If you should have any questions regarding this filing, please contact the undersigned.

                                     Sincerely,


                                     /s/ Lori L. Schneider
                                     ----------------------
                                     Lori L. Schneider

Enclosures